                                                                    Exhibit 4(g)

              GE Commercial Equipment Financing LLC, Series 2003-1
                                     Issuer

                                       and

                              JPMorgan Chase Bank,
                              as Indenture Trustee.

                              --------------------
                                    INDENTURE

                         Dated as of September 25, 2003

                                -----------------

       $376,946,000 in aggregate principal amount of Notes, consisting of:

             $101,200,000 of One-Month LIBOR - 0.04% Class A-1 Notes $67,600,000 of One-Month LIBOR + 0.07% Class A-2 Notes $124,400,000 of One-Month LIBOR + 0.09% Class A-3 Notes $53,590,000 of One-Month LIBOR + 0.12% Class A-4 Notes
              $30,156,000 of One-Month LIBOR + 0.43% Class B Notes

              GE COMMERCIAL Equipment Financing LLC, Series 2003-1

                  Reconciliation and Tie between this Indenture
                     dated as of September 25, 2003 and the
                             TIA of 1939, as amended

     TIA Section                            Indenture Section
     -----------                            -----------------
      310(a)(1)                                    6.11
        (a)(2)                                     6.11
        (a)(3)                                   6.10(b)
        (a)(4)                                Not Applicable
         (b)                                       6.11
         (c)                                  Not Applicable
        311(a)                                     6.13
         (b)                                       6.13
        312(a)                                     7.1
         (b)                                      7.2(b)
         (c)                                      7.2(c)
        313(a)                                     6.14
        (b)(1)                                     6.14
        (b)(2)                                     6.14
         (c)                                 6.14; 7.3(a)(ii)
         (d)                                       6.14
        314(a)                                     7.3
         (b)                                     3.6; 8.7
        (c)(1)                                     8.6
        (c)(2)                                     8.6
        (c)(3)                                     8.6
         (d)                                       8.6
         (e)                                       11.1
         (f)                                  Not Applicable
        315(a)                                     6.1
         (b)                                       6.5
         (c)                                       6.1
         (d)                                       6.7
         (e)                                       5.10
316(a) (last sentence)                             2.12
      (a)(1)(A)                                    5.8
      (a)(1)(B)                                    5.9
        (a)(2)                                Not Applicable
      317(a)(1)                                    5.2
        (a)(2)                                     5.2
         (b)                                       6.16
        318(a)                                    11.19
         (c)                                      11.19

                                TABLE OF CONTENTS

                                                                                                              PAGE
ARTICLE I        DEFINITIONS AND INCORPORATION BY REFERENCE

    SECTION 1.1.          Definitions......................................................................     3
    SECTION 1.2.          Other Interpretive Matters.......................................................    23
    SECTION 1.3.          Incorporation by Reference of TIA................................................    24

ARTICLE II       THE NOTES

    SECTION 2.1.          Form.............................................................................    24
    SECTION 2.2.          Execution, Authentication and Delivery...........................................    25
    SECTION 2.3.          Temporary Notes..................................................................    25
    SECTION 2.4.          Registration; Registration of Transfer and Exchange..............................    26
    SECTION 2.5.          Mutilated, Destroyed, Lost or Stolen Notes.......................................    27
    SECTION 2.6.          Persons Deemed Owner.............................................................    28
    SECTION 2.7.          Payment of Principal and Interest; Defaulted Interest............................    28
    SECTION 2.8.          Cancellation.....................................................................    30
    SECTION 2.9.          Book-Entry Notes.................................................................    30
    SECTION 2.10.         Notices to Clearing Agency.......................................................    31
    SECTION 2.11.         Definitive Notes.................................................................    31
    SECTION 2.12.         Notes owned by the Issuer or its Affiliates......................................    32
    SECTION 2.13.         CUSIP Numbers....................................................................    32
    SECTION 2.14.         Perfection Representations and Warranties........................................    32
    SECTION 2.15.         Notes to Constitute Indebtedness.................................................    32
    SECTION 2.16.         Determination of LIBOR...........................................................    32

ARTICLE III      COVENANTS

    SECTION 3.1.          Payments.........................................................................    33
    SECTION 3.2.          Maintenance of Office or Agency..................................................    33
    SECTION 3.3.          Paying Agent's Obligations.......................................................    34
    SECTION 3.4.          Existence........................................................................    34
    SECTION 3.5.          Protection of the Collateral; Further Assurances.................................    34
    SECTION 3.6.          Opinions as to the Collateral....................................................    34
    SECTION 3.7.          Performance of Obligations; Servicing of Loans...................................    35
    SECTION 3.8.          Taxes............................................................................    37
    SECTION 3.9.          Annual Statement as to Compliance................................................    37
    SECTION 3.10.         Negative Covenants...............................................................    37
    SECTION 3.11.         Successor or Transferee..........................................................    39
    SECTION 3.12.         Notice of Events of Default......................................................    40
    SECTION 3.13.         Capital Contributions and Liquidity Account......................................    40
    SECTION 3.14.         Further Instruments and Acts.....................................................    41

ARTICLE IV       SATISFACTION AND DISCHARGE

    SECTION 4.1.          Satisfaction and Discharge of Indenture..........................................    41
    SECTION 4.2.          Application of Trust Funds.......................................................    42

ARTICLE V        REMEDIES

    SECTION 5.1.          Events of Default................................................................    42

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
    SECTION 5.2.          Remedies.........................................................................    43
    SECTION 5.3.          [Reserved].......................................................................    46
    SECTION 5.4.          Unconditional Rights of Noteholders To Receive Principal and Interest............    46
    SECTION 5.5.          Restoration of Rights and Remedies...............................................    46
    SECTION 5.6.          Rights and Remedies Cumulative...................................................    46
    SECTION 5.7.          Delay or Omission Not a Waiver...................................................    46
    SECTION 5.8.          Control by Noteholders...........................................................    46
    SECTION 5.9.          Waiver of Past Defaults..........................................................    48
    SECTION 5.10.         Undertaking for Costs............................................................    48
    SECTION 5.11.         Waiver of Stay or Extension Laws.................................................    48
    SECTION 5.12.         Action on Notes..................................................................    48
    SECTION 5.13.         [Reserved].......................................................................    49
    SECTION 5.14.         Sale of Collateral...............................................................    49

ARTICLE VI       THE INDENTURE TRUSTEE

    SECTION 6.1.          Duties of the Indenture Trustee..................................................    51
    SECTION 6.2.          Rights of Indenture Trustee......................................................    52
    SECTION 6.3.          Individual Rights of the Indenture Trustee.......................................    54
    SECTION 6.4.          Funds Held in Trust..............................................................    54
    SECTION 6.5.          Notice of Defaults...............................................................    54
    SECTION 6.6.          [Reserved].......................................................................    54
    SECTION 6.7.          Compensation and Indemnity.......................................................    54
    SECTION 6.8.          Resignation and Removal; Appointment of Successor................................    55
    SECTION 6.9.          Successor Indenture Trustee by Merger............................................    56
    SECTION 6.10.         Appointment of Co-Trustee or Separate Trustee....................................    56
    SECTION 6.11.         Eligibility; Disqualification....................................................    57
    SECTION 6.12.         Acceptance by Indenture Trustee..................................................    59
    SECTION 6.13.         Preferential Collection of Claims Against the Issuer.............................    59
    SECTION 6.14.         Reports by Indenture Trustee to Noteholders......................................    59
    SECTION 6.15.         Representations and Warranties...................................................    59
    SECTION 6.16.         The Paying Agent.................................................................    60
    SECTION 6.17.         Repayment of Amounts Held by Paying Agent........................................    61
    SECTION 6.18.         Provisions of Swap Agreements....................................................    61

ARTICLE VII      NOTEHOLDERS' LISTS AND REPORTS

    SECTION 7.1.          Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders...........    62
    SECTION 7.2.          Preservation of Information; Communications to Noteholders.......................    62
    SECTION 7.3.          Reports by Issuer................................................................    62
    SECTION 7.4.          De-Listing of Definitive Notes...................................................    63

ARTICLE VIII     ACCOUNTS, DISBURSEMENTS AND RELEASES

    SECTION 8.1.          Collection of Amounts Due........................................................    63

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
    SECTION 8.2.          Trust Accounts...................................................................    64
    SECTION 8.3.          Priority of Payments.............................................................    64
    SECTION 8.4.          Reports..........................................................................    69
    SECTION 8.5.          General Provisions Regarding Accounts............................................    69
    SECTION 8.6.          Release of Collateral............................................................    70
    SECTION 8.7.          Opinion of Counsel...............................................................    71

ARTICLE IX       SUPPLEMENTAL INDENTURES

    SECTION 9.1.          Supplemental Indentures Without Consent of Noteholders and Swap Counterparties...    71
    SECTION 9.2.          Supplemental Indentures With Consent of Noteholders..............................    72
    SECTION 9.3.          Execution of Supplemental Indentures.............................................    73
    SECTION 9.4.          Effect of Supplemental Indenture.................................................    73
    SECTION 9.5.          Reference in Notes to Supplemental Indentures....................................    74
    SECTION 9.6.          Conformity with Trust Indenture Act..............................................    74

ARTICLE X        REDEMPTION OF NOTES

    SECTION 10.1.         Redemption.......................................................................    74
    SECTION 10.2.         Form of Redemption Notice........................................................    74
    SECTION 10.3.         Notes Payable on Redemption Date.................................................    75

ARTICLE XI       MISCELLANEOUS

    SECTION 11.1.         Compliance Certificates and Opinions, etc........................................    75
    SECTION 11.2.         Form of Documents Delivered to Indenture Trustee.................................    77
    SECTION 11.3.         Acts of Noteholders..............................................................    78
    SECTION 11.4.         Notices, etc., to the Indenture Trustee, Issuer and Rating Agencies..............    79
    SECTION 11.5.         Notices to Noteholders; Waiver...................................................    79
    SECTION 11.6.         Alternate Payment and Notice Provisions..........................................    80
    SECTION 11.7.         Successors and Assigns...........................................................    80
    SECTION 11.8.         Severability.....................................................................    80
    SECTION 11.9.         Benefits of Indenture............................................................    80
    SECTION 11.10.        Legal Holidays...................................................................    80
    SECTION 11.11.        Governing Law....................................................................    80
    SECTION 11.12.        Counterparts.....................................................................    82
    SECTION 11.13.        Recording of Indenture...........................................................    82
    SECTION 11.14.        Trust Obligation.................................................................    82
    SECTION 11.15.        Communication by Noteholders with Other Noteholders..............................    82
    SECTION 11.16.        Inspection.......................................................................    82
    SECTION 11.17.        Agents of Issuer.................................................................    83
    SECTION 11.18.        Survival of Representations and Warranties.......................................    83
    SECTION 11.19.        Conflict with Trust Indenture Act................................................    83
    SECTION 11.20.        Subordination....................................................................    83

                                    EXHIBITS

EXHIBIT A-1      Form of Class A Notes
EXHIBIT A-2      Form of Class B Notes
EXHIBIT B        Form of Section 3.9 Officers' Certificate
EXHIBIT C        Form of Noteholder's Statement Pursuant to Section 8.4

SCHEDULE 1       Perfection Representations, Warranties and Covenants

         INDENTURE, dated as of September 25, 2003, between GE Commercial Equipment Financing LLC, Series 2003-1, a Delaware limited liability company (the "Issuer"), and JPMorgan Chase Bank, a New York banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

         The Issuer has duly authorized the issuance of $376,946,000 in aggregate principal amount of its Notes, consisting of $101,200,000 aggregate principal amount of One-Month LIBOR - 0.04% Class A-1 Notes (the "Class A-1 Notes"), $67,600,000 aggregate principal amount of One-Month LIBOR + 0.07%, Class A-2 Notes (the "Class A-2 Notes"), $124,400,000 aggregate principal amount of One-Month LIBOR + 0.09% Class A-3 Notes (the "Class A-3 Notes") and $53,590,000 aggregate principal amount of One-Month LIBOR + 0.12% Class A-4 Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes, the "Class A Notes"), and $30,156,000 aggregate principal amount of One-Month LIBOR + 0.43% Class B Notes (the "Class B Notes"); and together with the Class A Notes, the "Notes"), and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Notes shall be entitled to payments of interest and principal as set forth herein.

         All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

         The Issuer, as security for the Issuer's obligations under the Notes and this Indenture, hereby Grants to the Indenture Trustee at the Closing Date, for the benefit of the Noteholders and the Swap Counterparties, a security interest in all of the Issuer's right, title and interest in, to and under the following, whether now existing or hereafter arising or acquired (collectively, the "Collateral"):

                  (a) the Loans, including the Loan Files, and all obligations of the Obligors thereunder, including all obligations of such Obligor with respect thereto due or to become due on or after the Cutoff Date;

                  (b) the Related Security and Collections with respect thereto;

                  (c) all property now or hereafter in the possession or custody of, or in transit to, the Issuer, the Servicer, any Sub-Servicer or the Seller relating to any of the foregoing;

                  (d)      all Records with respect to any of the foregoing;

                  (e)      the Sale Agreement;

                  (f) the Trust Accounts and all funds, Financial Assets, Investment Property or other property on deposit from time to time in or credited to the Trust Accounts, including all investments and Proceeds thereof and all income thereon;

                  (g)      the Purchase and Sale Agreement;

                  (h)      the Servicing Agreement;

                  (i) the rights of the Issuer to receive capital contributions made pursuant to the Issuer Variable Funding Certificate pursuant to the Limited Liability Company Agreement;

                  (j) all rights, title and interest of the Issuer in and to the Swap Agreements;

                  (k) all General Intangibles relating to or arising out of any of the property described in the foregoing clauses (a) through (j);

                  (l) all present and future claims, demands, causes and choses in action in respect of any or all of the property described in the foregoing clauses (a) through (k) and all payments on or under in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, Accounts, Promissory Notes, drafts, acceptances, Chattel Paper, checks, Deposit Accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the Proceeds of any and all of the foregoing;

                  (m)      all Proceeds of the foregoing clauses (a) through
         (l); and

                  (n) all other personal property of the Issuer, of whatever kind or nature and wherever located.

         Such Grant is made in trust to secure (x) first, the payment of principal of and interest on, and any other amounts owing in respect of, the Class A Notes, equally and ratably without prejudice, priority or distinction,
(y) second, the payment of principal of and interest on, and any other amounts owing in respect of, the Class B Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with this Indenture, and (z) the Swap Counterparties, to the extent set forth herein.

         The Indenture Trustee, on behalf of the Noteholders, (1) acknowledges such Grant, and (2) accepts the trusts under this Indenture in accordance with this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1. Definitions. Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture.

         "Account" is defined in Section 9-102(a)(2) of the UCC.

         "Act" is defined in Section 11.3 of this Indenture.

         "Administration Agreement" means the Administration Agreement, dated as of September 25, 2003 between the Administrator and the Issuer.

         "Administration Fee" means the fee payable to the Administrator pursuant to Section 3 of the Administration Agreement.

         "Administrator" means General Electric Capital Corporation in its capacity as administrator, a Delaware corporation, or any successor Administrator under the Administration Agreement.

         "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by, or is under common control with such Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Amounts Available for Distribution" means on each Payment Date all funds received by the Issuer from whatever source after the payment of all interest, principal and other debt payments made by the Issuer on such Payment Date and any other obligations of the Issuer payable on such Payment Date.

         "Annual Percentage Rate" or "APR" of a Loan means, the interest rate or annual rate of finance charges stated in, or if not explicitly stated, the implicit finance charges used by the finance company to determine periodic payments with respect to the related Loan.

         "Authorized Officer" means, with respect to any corporation, trust or limited liability company, as appropriate, the Chairman or Vice-Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, the Managing Member, and each other officer, employee or member of such corporation, trust or limited liability company, as appropriate, specifically or similar governing body of such limited liability company or trust to sign agreements, instruments or other documents on behalf of such corporation authorized in resolutions of the board of directors of such corporation or similar governing body of such limited liability company or trust, as appropriate.

         "Available Amounts" means

                           (i) All payments made by or on behalf of the Obligors (excluding any late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to the Loans that constitute part of the servicing fees) received during the related Collection Period;

                           (ii) any Recoveries received during the related Collection Period;

                           (iii) all Swap Payments Incoming and all Swap Termination Payments received pursuant to the Swap Agreements with respect to such Payment Date;

                           (iv) any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period;

                           (v) Liquidation Proceeds received with respect to the related Collection Period;

                           (vi) the Purchase Amount of each Loan that became a Purchased Loan during the related Collection Period (to the extent deposited into the Collection Account);

                           (vii)    Investment Earnings for such Payment Date;

                           (viii) Servicing Advances received during the related Collection Period; and

                           (ix) payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period;

provided that Available Amounts shall not include all payments or proceeds (including Liquidation Proceeds) of any Loans the Purchase Amount of which has been included in the Available Amounts in a prior Collection Period.

         "Benefit Plan" is defined in Section 2.4(a) of this Indenture.

         "Book-Entry Notes" means a beneficial interest in the Notes of a particular Class, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.9 of this Indenture.

         "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

         "CEF Limited Liability Company Agreement" means the Second Amended and Restated Limited Liability Company Agreement of CEF Equipment Holding, L.L.C., dated as of September 25, 2003, as the same may be amended or supplemented from time to time.

         "CEF Variable Funding Certificate" means the Variable Funding Certificate issued by CEF Equipment Holding, L.L.C. pursuant to the Series 2003-1 LLC Supplement.

         "CEF Variable Funding Certificateholder" means the registered holder of a CEF Variable Funding Certificate.

         "Certificated Security" has the meaning assigned to such term in
Section 8-102 of Article 8 of the UCC.

         "Chattel Paper" is defined in Section 9-102(a)(11) of the UCC.

         "Class" means any class of Notes.

         "Class A Monthly Principal Payable Amount" means:

                  (a) with respect to any Payment Date on or prior to the Payment Date on which the Outstanding Principal Balance of the Class A-1 Notes has been reduced to zero, the greater of;

                           (i)      the sum of:

                                    (x)      the sum of the aggregate scheduled
                           principal payments on the Loans received during the related Collection Period; plus

                                    (y)      the amount, if any, of unscheduled
                           principal collections in excess of the unscheduled principal collections necessary to reduce the Outstanding Principal Balance of the Class B Notes to the Class B Target Amount; and

                           (ii)     the excess of:

                                    (x)      the sum of (i) the Outstanding
                           Principal Balance of the Class A Notes and (ii) the Overcollateralization Amount as of the time immediately after the prior Payment Date; over

                                    (y)      the Class A Target Principal
                           Amount; and

                  (b) with respect to any Payment Date thereafter, the lesser of

                           (i)      the excess of:

                                    (x)      the sum of (i) the Outstanding
                           Principal Balance of the Class A Notes and (ii) the Overcollateralization Amount as of the time immediately after the prior Payment Date; over

                                    (y)      the Class A Target Principal
                           Amount; and

                           (ii) the Outstanding Principal Balance of the Class A Notes;

                  (c) on the applicable Maturity Date for each of the Class A Notes, the Class A Monthly Principal Payable Amount will be the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on that Payment Date and allocable to principal) to reduce the Outstanding Principal Balance of the related Class A Notes to zero; in each case as of the end of the immediately preceding Collection Period.

         "Class A Noteholder" means any holder of record of a Class A Note.

         "Class A Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         "Class A Target Percentage" means,

                  (a) with respect to any Payment Date on or prior to the Payment Date on which the Outstanding Principal Balance of the Class A Notes has been reduced to zero, the quotient of

                           (i)      the sum of:

                                    (x)      the aggregate Outstanding Principal
                           Balance of the Class A Notes immediately after the prior Payment Date; and

                                    (y)      the Overcollateralization Amount as
                           of such date; and

                           (ii)     the sum of:

                                    (x)      the aggregate Outstanding Principal
                           Balance of the Notes, immediately after the prior Payment Date and

                                    (y)      the Overcollateralization Amount
                           immediately after the prior Payment Date; and

                  (b)      with respect to any Payment Date thereafter, zero.

         "Class A Target Principal Amount" means, with respect to any Payment Date, the product of (i) the Class A Target Percentage and (ii) the Pool Balance at the beginning of the calendar month in which such Payment Date occurred.

         "Class A-1 Interest Rate" means LIBOR minus 0.04% per annum, computed on the basis of the actual number of days and a year of 360 days.

         "Class A-1 Maturity Date" means September 20, 2004 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

         "Class A-1 Notes" means the $101,200,000 aggregate principal amount of Notes, Class A-1, issued pursuant to this Indenture.

         "Class A-2 Interest Rate" means LIBOR + 0.07% per annum computed on the basis of the actual days and a year of 360 days.

         "Class A-2 Maturity Date" means November 20, 2005 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

         "Class A-2 Notes" means the $67,600,000 aggregate principal amount of Notes, Class A-2, issued pursuant to this Indenture.

         "Class A-3 Interest Rate" means LIBOR + 0.09% per annum computed on the basis of the actual days and a year of 360 days.

         "Class A-3 Maturity Date" means June 20, 2007 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

         "Class A-3 Notes" means the $124,400,000 aggregate principal amount of Notes, Class A-3, issued pursuant to this Indenture.

         "Class A-4 Interest Rate" means LIBOR + 0.12% per annum computed on the basis of the actual days and a year of 360 days.

         "Class A-4 Maturity Date" means November 20, 2011 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

         "Class A-4 Notes" means the $53,590,000 aggregate principal amount of Notes, Class A-4, issued pursuant to this Indenture.

         "Class B Floor" means, with respect to any Payment Date, an amount equal to

                  (i) 6.167% of the Pool Balance as of the Cut-off Date, plus

                  (ii) the Unfunded Loss Amount, if any, for such Payment Date, minus

                  (iii)    the Outstanding Unfunded Capital Commitment;

         provided, however, that in no event will the Class B Floor be greater than the Outstanding Principal Amount of the Class B Notes immediately prior to such Payment Date nor less than zero.

         "Class B Interest Rate" means LIBOR + 0.43% per annum computed on the basis of the actual days and a year of 360 days.

         "Class B Maturity Date" means November 20, 2011 (or, if such day is not a Business Day, the next succeeding Business Day thereafter).

         "Class B Monthly Principal Payable Amount" means:

                  (a) with respect to any Payment Date on or prior to the Payment Date on which the Outstanding Principal Balance of the Class A-1 Notes has been reduced to zero, the least of:

                           (i)      the excess, if any, of:

                                    (A) the Outstanding Principal Balance of the
                                        Class B Notes; over

                                    (B) the greater of:

                                             (1) the Class B Target Principal
                                                 Amount; and

                                             (2) the Class B Floor, if any;

                           (ii) the Outstanding Principal Balance of the Class B Notes; and

                           (iii) the amount, if any, of unscheduled principal collections on the Loans received during the related Collection Period

                  (b) with respect to any Payment Date thereafter, the lesser of:

                           (i)      the excess, if any, of:

                                    (A) the sum of:

                                             (1) the Outstanding Principal
                                                 Balance of the Class B Notes;
                                                 and

                                             (2) at any time after the
                                                 Outstanding Principal Balance
                                                 of the Class A Notes has been
                                                 reduced to zero, the
                                                 Overcollateralization Amount as
                                                 of the time immediately after
                                                 the prior Payment Date; over

                                    (B) the greater of:

                                             (1) the Class B Target Principal
                                                 Amount; and

                                             (2) the Class B Floor, if any; and

                           (ii) the Outstanding Principal Balance of the Class B Notes; and

                  (c) on the Maturity Date for the Class B Notes, the Class B Monthly Principal Payable Amount will equal the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on that Payment Date and allocable to principal) to reduce the Outstanding Principal Balance of the Class B Notes to zero.

         "Class B Noteholder" means any holder of record of a Class B Note.

         "Class B Notes" means the $30,156,000 aggregate principal amount of Notes, Class B, issued pursuant to the Indenture.

         "Class B Target Percentage" means, with respect to any Payment Date, the quotient of

                  (a)      the sum of

                           (i) the aggregate Outstanding Principal Balance of the Class B Notes immediately after the prior Payment Date, and

                           (ii) after the Outstanding Principal Balance of the Class A Notes have been reduced to zero, the Overcollateralization Amount as of such date; and

                  (b)      the sum of:

                           (i) the aggregate Outstanding Principal Balance of the Notes immediately after the prior Payment Date; and

                           (ii)     the Overcollateralization Amount,
                  immediately after the prior Payment Date.

         "Class B Target Principal Amount" means, with respect to any Payment Date, the product of (i) the Class B Target Percentage and (ii) the Pool Balance at the beginning of the calendar month in which such Payment Date occurs.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act that has been designated as the "Clearing Agency" for purposes of this Indenture.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means September 25, 2003.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" is defined in the Granting Clause of this Indenture.

         "Collection Account" means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 8.2 of this Indenture.

         "Collection Period" means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first Payment Date, the period from and including the day after the Cutoff Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).

         "Collections" means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period, Liquidation Proceeds received during the related Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period.

         "Commission" means the Securities and Exchange Commission.

         "Corporate Trust Office" means, with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Indenture is located at 4 New York Plaza, 6th Floor, New York, NY 10004,
Attention: Institutional Trust Services Structured Finance (facsimile no. (212) 623-5932); or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller).

         "Credit and Collection Policies" or "Credit and Collection Policy" means, with respect to each type of Loan, the policies, practices and procedures of the commercial equipment financing division of General Electric Capital Corporation, as adopted by the Issuer for providing equipment financing, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans, as such policies and procedures, as applicable, may be amended from time to time.

         "Custody and Control Agreement" means an agreement that provides the Indenture Trustee with a perfected security interest with respect to the collateral described therein.

          "Cutoff Date" means August 2, 2003.

         "DB Swap Agreement" means the 1992 ISDA Master Agreement dated as of September 25, 2003, including all schedules and confirmations thereto, between the Issuer and the DB Swap Counterparty, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

         "DB Swap Counterparty" means Deutsche Bank AG, New York Branch, solely in its capacity as a swap counterparty, and any successors and assigns.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Defaulted Loan" means a Loan with respect to which (i) the Servicer on behalf of the Issuer has repossessed the Equipment securing such Loan and which is not a Liquidated Loan or (ii) any portion of the Loan Value is deemed uncollectible in accordance with the Credit and Collection Policy.

         "Definitive Notes" is defined in Section 2.9 of this Indenture.

         "Delinquent Loan" is defined in Annex A to the Servicing Agreement.

         "Deposit Account" is defined in Section 9-102(a)(29) of the UCC.

         "Determination Date" means, with respect to any Transfer Date, the second Business Day prior to such Transfer Date.

         "Eligible Deposit Account" means: (a) a segregated deposit account maintained with a depository institution or trust company whose short-term unsecured debt obligations are rated at least A-1+ by S&P and P-1 by Moody's,
(b) a segregated account which is either (i) maintained in the corporate trust department of the Indenture Trustee or (ii) maintained with a depository institution or trust company whose long term unsecured debt obligations are rated at least BBB- by S&P and Baa3 by Moody's, or (c) a segregated trust account or similar account maintained with a federally or state chartered depository institution whose long term unsecured debt obligations are rated at least BBB- by S&P and Baa3 by Moody's subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b) in effect on the Closing Date.

         "Equipment" means any transportation equipment, industrial equipment, furniture and fixtures, construction equipment, technology and telecommunications equipment, maritime assets or other equipment, together with all accessions thereto securing an Obligor's indebtedness under the respective Loan.

         "Equipment Loan" means middle market equipment loans that consist of loans and finance leases secured by new or used transportation equipment, industrial equipment, furniture and fixtures, construction equipment, technology and telecommunications equipment, maritime assets or other equipment made to obligors in the United States of America and managed by the Commercial Equipment Financing Division of GE Capital.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" is defined in Section 5.1 of this Indenture.

         "Excess Spread Amount" means, with respect to any Payment Date, the portion, if any, of Available Amounts for such Payment Date remaining after giving effect to the payments made pursuant to clauses (i) through (viii) under
Section 8.3(a) of the Indenture with respect to any Payment Date prior to an Event of Default.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Federal Book-Entry Regulations" means (a) the Federal regulations listed on Appendix A to Operating Circular No. 7 issued by the Federal Reserve Banks and (b) the Federal regulations published at 25 C.F.R. Part 350.

         "Financial Asset" has the meaning assigned thereto in Section 8-102 of
Article 8 of the UCC.

         "Fitch" means Fitch, Inc. and its successors and assigns.

         "GECS" means General Electric Capital Services, Inc. or any successors or assigns thereto.

         "GECS Swap Agreement" means the 1992 ISDA Master Agreement dated as of September 25, 2003, including all schedules and confirmations thereto, between the Issuer and GECS, in its capacity as GECS Swap Counterparty, as the same may be amended, supplemented, renewed, extended or replaced from time to time.

         "GECS Swap Counterparty" means GECS, solely in its capacity as a swap counterparty, and any successors or assigns thereto.

         "General Intangibles" is defined in Section 9-102(a)(42) of the UCC.

         "Grant" means to create and grant a Lien pursuant to this Indenture, and other forms of the verb "to Grant" shall have correlative meanings. A Grant with respect to the Collateral or any other agreement or instrument shall include a grant of a Lien upon all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the right, upon the occurrence of a Default and declaration thereof by the party to whom such Grant is made, to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other amounts payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Indenture" means this Indenture, dated as of September 25, 2003, between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         "Indenture Trustee" means JPMorgan Chase Bank, not in its individual capacity but solely as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "Independent" means, with respect to any specified Person, any such Person who (i) is in fact independent of any Seller, the Servicer, the Issuer, or any Affiliate of any thereof, (ii) does not have any direct financial interest, or any material indirect financial interest in any Seller, the Servicer, the Issuer, or any Affiliate of any thereof and (iii) is not connected with any Seller, the Servicer, the Issuer, or any Affiliate of any thereof, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of any Seller, the Servicer, the Issuer, or any Affiliate of any thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Issuer, the Servicer, or any Affiliate thereof, as the case may be.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of this Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Insolvency Event" means, with respect to a specified Person: (a) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of such Person under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or such Person's failure to pay its debts generally as they become due, or the taking of corporate action by such Person in furtherance of any such action.

         "Instruments" has the meaning assigned thereto in Section 9-102 of
Article 9 of the UCC.

         "Interest Accrual Period" means, with respect to any Payment Date (the "current Payment Date") and any Class of Notes, the period from and including the preceding Payment Date (or, in the case of the initial Payment Date from and including the Closing Date) to but excluding the current Payment Date.

         "Interest Rate" means (i) as to the Class A-1 Notes, the Class A-1 Interest Rate, (ii) as to the Class A-2 Notes, the Class A-2 Interest Rate,
(iii) as to the Class A-3 Notes, the Class A-3 Interest Rate, (iv) as to the Class A-4 Notes, the Class A-4 Interest Rate and (v) as to the Class B Notes, the Class B Interest Rate.

         "Investment Earnings" means, with respect to any Payment Date, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be included as part of Available Amounts pursuant to Section 8.5(a) of this Indenture.

         "Investment Property" is defined in Section 9-102(a)(49) of the UCC.

         "Issuer" means GE Commercial Equipment Financing LLC, Series 2003-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in this Indenture and required by the TIA, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request, respectively, signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Issuer Variable Funding Certificate" means the Variable Funding Certificate issued by the Issuer pursuant to the Limited Liability Company Agreement of September 25, 2003.

         "Issuer Variable Funding Certificateholder" means the registered holder of the Issuer Variable Funding Certificate.

         "LIBOR" is defined in Section 2.16.

         "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required to or authorized by law to be closed.

         "LIBOR Rate Adjustment Date" is defined in Section 2.16 of this Indenture.

         "Lien" means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.

         "Limited Liability Company Agreement" means the Limited Liability Company Agreement of the Issuer, dated as of September 25, 2003, as the same may be amended or supplemented from time to time.

         "Liquidated Loan" means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment, (ii) that has been charged off in its entirety in accordance with the Credit and Collection Policy without realizing upon the Equipment or (iii) the due date of any Scheduled Payment of which has been extended, at any time after the Cut-off Date, for an aggregate period of 12 or more calendar months

         "Liquidation Proceeds" means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor) during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.

         "Liquidity Account" means the Liquidity Account established and owned by the Issuer and maintained in accordance with Section 8.2 of this Indenture.

         "Liquidity Account Funding Event" is defined in Section 3.13 of this Indenture.

         "Loan" means any agreement (including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Equipment Loan owned by the Issuer.

         "Loan Files" means the documents specified in Section 2.1 of the Sale Agreement.

         "Loan Value" is defined in the Purchase and Sale Agreement.

         "Managing Member" means CEF Equipment Holding, L.L.C., a Delaware limited liability company, or any successor Managing Member under the Limited Liability Company Agreement.

         "Maturity Date" means (i) as to the Class A-1 Notes, the Class A-1 Maturity Date, (ii) as to the Class A-2 Notes, the Class A-2 Maturity Date,
(iii) as to the Class A-3 Notes, the Class A-3 Maturity Date, (iv) as to the Class A-4 Notes, the Class A-4 Maturity Date and (v) as to the Class B Notes, the Class B Maturity Date.

         "Monthly Interest Amount Payable" means, with respect to any Payment Date (the "current Payment Date") and any Class of Notes, an amount equal to the sum of (a) the aggregate amount of interest accrued on that Class of Notes at the applicable Interest Rate from and including the preceding Payment Date (or, in the case of the initial Payment Date from and including the Closing Date) to but excluding the current Payment Date plus (b) the Monthly Interest Shortfall for that Class of Notes and the current Payment Date.

         "Monthly Interest Shortfall" means, with respect to any Payment Date (the "current Payment Date") and any Class of Notes, the excess of the Monthly Interest Amount Payable for the preceding Payment Date over the amount in respect of interest on that Class of Notes that was actually paid to the Noteholder for that Class of Notes on such preceding Payment Date, plus interest on such excess, to the extent permitted by law, at a rate per annum equal to the Interest Rate on that Class of Notes, from such preceding Payment Date to but excluding the current Payment Date.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Note Balance" means the aggregate Outstanding Principal Balance of the Notes from time to time.

         "Note Depository Agreement" means the agreement among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date.

         "Note Distribution Account" means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 8.2(a) of this Indenture.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Clearing Agency).

         "Note Pool Factor" means, as of the close of business on any Payment Date with respect to any Class of Notes, the Outstanding Principal Balance of that Class of Notes divided by the original Outstanding Principal Balance of that Class of Notes (carried out to the seventh decimal place). The Note Pool Factor for each Class will be 1.0000000 as of the Closing Date, and, thereafter, will decline to reflect reductions in the Outstanding Principal Balance of the Notes.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4 of this Indenture.

         "Noteholder" means the person in whose name a Class A or Class B Note is registered on the Note Register.

         "Notes" means the Class A Notes and the Class B Notes.

         "Obligor" means, as to each Loan, any Person who owes payments under the Loan.

         "Officers' Certificate" means, as to any Person, a certificate signed by an Authorized Officer of such Person.

         "Opinion of Counsel" means a written opinion of counsel (who may, except as otherwise expressly provided in this Agreement, be an employee of or counsel to the Issuer or an Affiliate of the Issuer), which counsel and opinion shall be acceptable to the Indenture Trustee, or the Rating Agencies, as applicable.

         "Other Assets" is defined in Section 11.20 of this Indenture.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which funds in the necessary amount have been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, that in determining whether the Noteholders of the requisite Outstanding Principal Balance of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Document, Notes owned by the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any Affiliate thereof.

         "Outstanding Principal Balance" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

         "Outstanding Unfunded Capital Commitment" means, with respect to each Variable Funding Certificateholder on a Payment Date, the Variable Funding Capital Commitment of such Person reduced by the aggregate amount of capital contributions made by such Person prior to such Payment Date. If on any Payment Date the Outstanding Unfunded Capital Commitment is less than the Variable Funding Capital Commitment, the Outstanding Unfunded Capital Commitment shall be increased on such Payment Date to the extent of Amounts Available for Distribution on such Payment Date, provided that in no event shall the Outstanding Unfunded Capital Commitment after any such increase exceed the Variable Funding Capital Commitment.

         "Overcollateralization Amount" means, with respect to the time immediately following any Payment Date, the excess, if any, of (i) the Pool Balance at the beginning of the calendar month in which such Payment Date occurs over (ii) the aggregate Outstanding Principal Balance of the Class A Notes and Class B Notes at such time.

         "Paying Agent" means with respect to the Notes, initially the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of this Indenture and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Date" means, with respect to each Collection Period, the 20th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on October 20, 2003.

         "Permitted Investments" means one or more of the following:

                  (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

                  (b) repurchase agreements on obligations specified in clause (a); provided, that the short-term debt obligations of the party agreeing to repurchase are rated at least A-1+ by S&P and P-1 by Moody's;

                  (c) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days or, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any State thereof or of any United States branch or agency of a foreign commercial bank; provided that the short-term debt obligations of such depository institution or trust company are rated at least A-1+ by S&P and P-1 by Moody's;

                  (d) commercial paper (having original maturities of not more than 30 days) which on the date of acquisition are rated at least A-1+ by S&P and P-1 by Moody's;

                  (e) securities of money market funds rated at least A-1+ by S&P and P-1 by Moody's; and

                  (f) any other investment permitted by each of the Rating Agencies as set forth in writing delivered to the Indenture Trustee; provided, that investments described in clauses (e) and (f) shall be made only so long as making such investments will not require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

         "Person" means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Pool Balance" means, with respect to the beginning of any calendar month, the sum of the aggregate Loan Values of the Loans at the opening of business on the first day of such calendar month.

         "Precomputed Loan" means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of this

Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Promissory Note" is defined in Section 9-102(a)(65) of the UCC.

         "Purchase Amount" means, as of the close of business on the last day of a Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan or Defaulted Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan or Defaulted Loan less any Liquidation Proceeds actually received by the Issuer) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.

         "Purchase and Sale Agreement" means the Purchase and Sale Agreement, dated as of September 25, 2003, between the Purchaser and the Issuer, as the same may be amended or supplemented from time to time.

         "Purchased Loan" means a Loan repurchased as of the close of business on the last day of a Collection Period by GE Capital pursuant to the Sale Agreement and repurchased as of such time by CEF Equipment Holding, L.L.C. pursuant to the Purchase and Sale Agreement.

         "Purchaser" means CEF Equipment Holding, L.L.C., a Delaware limited liability company, in its capacity as the purchaser, and its successors and assigns.

         "Rating Agency" means each of Fitch, Moody's and S&P. If any of such organizations or its successor is no longer in existence, the Issuer shall designate a nationally recognized statistical rating organization or other comparable Person as a substitute Rating Agency, notice of which designation shall be given to the Indenture Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that (i) each Rating Agency (other than Moody's) shall have been given prior notice thereof and that each of the Rating Agencies (other than Moody's) shall have notified the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of the Notes and (ii) Moody's shall have been given at least 10 Business Days' prior notice thereof and shall have not notified the Issuer and the Indenture Trustee that such action will result in a reduction or withdrawal of the then current rating of any Class of the Notes.

         "Reallocated Principal" means, with respect to any Payment Date, an amount equal to the excess of

                  (a)      the Total Principal Payment Amount, over

                  (b) the sum of the Class A Monthly Principal Payable Amount and the Class B Monthly Principal Payable Amount.

         "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the Business Day preceding such Payment Date or Redemption Date, or, if Definitive Notes are issued, the close of business on the last day of the calendar month preceding the month of such Payment Date, whether or not such day is a Business Day, or if Definitive Notes were not outstanding on such date, the date of issuance of the Definitive Notes.

         "Records" means all documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Issuer with respect to the Loans and the Obligors thereunder.

         "Recoveries" means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), after such Loan became a Liquidated Loan.

         "Redemption Date" means the Payment Date specified by the Issuer pursuant to Section 10.1 of this Indenture, as applicable.

         "Redemption Price" means the unpaid principal amount of the Notes redeemed, plus accrued and unpaid interest thereon at the applicable interest rate to but excluding the Redemption Date.

         "Related Collection Period Loan Value" means, with respect to any Payment Date, an amount equal to the Available Amounts for the related Collection Period.

         "Related Documents" means the Sale Agreement, the Purchase and Sale Agreement, the Servicing Agreement, the Indenture, the Limited Liability Company Agreement, the CEF Limited Liability Company Agreement, the Variable Funding Certificates, the Administration Agreement, the Note Depository Agreement, the Swap Agreements and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing. Any reference in the foregoing documents to a Related Document shall include all Annexes, Exhibits and Schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

         "Related Security" means with respect to any Loan: (a) any interest (including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any) to receive proceeds on insurance policies covering the Obligors); and (c) all Records relating to such Loan.

         "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary or Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

         "Sale Agreement" means the Sale Agreement, dated as of September 25, 2003, between the Seller and Purchaser, as the same may be amended or supplemented from time to time.

         "Scheduled Payment" on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the loan balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR; provided that Termination Values shall also constitute Scheduled Payments.

         "Securities Account" has the meaning assigned thereto in Section 8-501(a) of Article 8 of the UCC.

         "Securities Exchange Act" means the provisions of the Securities Exchange Act of 1934 15 U.S.C. Sections 78a et seq., as amended, and any regulations promulgated thereunder.

         "Securities Intermediary" is defined in Section 8-102 of Article 8 of the UCC.

         "Seller" means General Electric Capital Corporation, a Delaware corporation in its capacity as the seller, its successors and assigns.

         "Series 2003-1 LLC Supplement" means the Series 2003-1 LLC Supplement dated September 25, 2003, to the Amended and Restated Limited Liability Company Agreement of CEF Equipment Holding L.L.C.

         "Servicer" means Seller, as the Servicer under the Servicing Agreement, as the case may be, or any other Person designated as a Successor Servicer under such agreement.

         "Servicer Default" means an event specified in Section 5.1 of the Servicing Agreement.

         "Servicing Advance" is defined in Annex A to the Servicing Agreement.

         "Servicing Agreement" means the Servicing Agreement, dated as of September 25, 2003, between the Issuer and the Servicer, as the same may be amended or supplemented from time to time.

         "Servicing Fee" is defined in Annex A to the Servicing Agreement.

         "Simple Interest Loan" means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.

         "Specified Liquidity Account Balance" as of any date means an amount equal to the lesser of (x) $13,193,123 and (y) the Outstanding Principal Balances of the Class A-4 and Class B Notes as of such date.

         "State" means any one of the 50 states of the United States of America or the District of Columbia.

         "Successor Servicer" is defined in Section 6.2 of the Servicing Agreement.

         "Swap Agreements" means the DB Swap Agreement and the GECS Swap Agreement.

         "Swap Counterparties" means the GECS Swap Counterparty and the DB Swap Counterparty.

         "Swap Event of Default" means a "Swap Event of Default" or similar term as provided in the applicable Swap Agreement.

         "Swap Payments Incoming" means on any Payment Date the net amount, if any, then payable by a Swap Counterparty to the Issuer, excluding any Swap Termination Payments.

         "Swap Payments Outgoing" means on any payment Date the net amount, if any, then payable by the Issuer to the applicable Swap Counterparty, excluding any applicable Swap Termination Payments.

         "Swap Termination Event" means a "Swap Termination Event" or similar term as provided in the applicable Swap Agreement.

         "Swap Termination Payment" means any termination payment payable by the Issuer to the applicable Swap Counterparty or by the applicable Swap Counterparty to the Issuer under the applicable Swap Agreement.

         "Termination Value" means the "Termination Value" (if any) payable by a lessee pursuant to the applicable Loan.

         "TIA" or the "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force on the date of this Indenture unless otherwise specifically provided.

         "Total Principal Payment Amount" means, with respect to any Payment Date, the sum of the Class A Monthly Principal Payable Amount plus the Class B Monthly Principal Payable Amount (without giving effect to the Class B Floor) for such Payment Date.

         "Transfer Date" means the Business Day preceding the twentieth day of each calendar month.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust Account Property" means the Trust Accounts, all amounts, Financial Assets, Investment Property and other investments or other property held from time to time in or credited to any Trust Account and all Proceeds of the foregoing.

         "Trust Accounts" has the meaning assigned thereto in Section 8.2(a) of this Indenture.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

         "Unfunded Loss Amount" means, with respect to any Payment Date, the excess, if any, of

                  (a)      the excess, if any, of

                           (i) the Note Balance (prior to giving effect to the payment of principal on the Notes on such Payment Date) over

                           (ii)     the lesser of

                                    (1)      the Total Principal Payment Amount,
                           and

                                    (2)      (A) the Related Collection Period
                           Loan Value remaining after the payment of amounts owing to the Servicer, the Indenture Trustee, the Administrator and the Swap Counterparties and the payment of all interest due on the Notes on such Payment Date, plus

                                             (B) the amount of any capital
                                    contribution made pursuant to the Variable
                                    Funding Certificates used for the payment of principal in respect of Notes on such Payment Date; over

                  (b) the Pool Balance as of the end of the preceding calendar month.

         "Unscheduled Principal Payments" means, for any Payment Date, the aggregate amount of unscheduled principal payments on the Loans received during the related Collection Period.

         "Variable Funding Capital Commitment" as of any date means an amount equal to the lesser of (x) $13,193,123 and (y) the sum of the Outstanding Principal Balances of the Class A-4 and Class B Notes as of such date.

         "Variable Funding Certificates" means either the Issuer Variable Funding Certificate, the CEF Variable Funding Certificate or both, as applicable.

         "Variable Funding Certificateholder" means the registered holder of the applicable Variable Funding Certificate.

         SECTION 1.2. Other Interpretive Matters. All terms defined directly or by incorporation in this Indenture shall have the defined meanings when used in any document delivered pursuant thereto unless otherwise defined therein. For purposes of this Indenture, unless the context otherwise requires: (a) accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the fiscal calendar of GECS; (b) unless defined in this Indenture or the context otherwise requires, capitalized terms used in this Indenture which are defined in the UCC shall have the meaning given such term in the UCC; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular provision of this Indenture; (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Indenture, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms;
(i) references to any Person include that Person's successors and assigns; and
(j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 1.3. Incorporation by Reference of TIA. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following terms, where used in the TIA, shall have the following meanings for the purposes hereof:

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II
                                    THE NOTES

         SECTION 2.1. Form. The Notes shall consist of $101,200,000 principal amount of Class A-1 Notes, $67,600,000 principal amount of Class A-2 Notes, $124,400,000 principal amount of Class A-3 Notes, $53,590,000 principal amount of Class A-4 Notes and $30,156,000 principal amount of Class B Notes and the forms thereof and the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2 respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

         The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $376,946,000 of Notes, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.4, 2.5 or 9.5. The Notes shall be issuable only in registered form and only in minimum denominations of at least $1,000; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 of any Note having an Outstanding Principal Balance of other than an integral multiple of $1,000, or the issuance of a single Note of each Class, with a denomination less than $1,000.

         SECTION 2.2. Execution, Authentication and Delivery. (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         (a) Notes bearing the manual or facsimile signature of individuals who were at the time of signature Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         (b) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         (c) The Notes may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication together with an Issuer Request to the Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Indenture Trustee in accordance with such Issuer Request.

         SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as if they were Definitive Notes.

         SECTION 2.4. Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Issuer hereby appoints the Indenture Trustee as the initial "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it is unable to make such an appointment, assume the duties of the Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as the Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         The Indenture Trustee shall not register the transfer of any Note (other than the transfer of a Note to the nominee of the Clearing Agency) unless the transferee has executed and delivered to the Indenture Trustee a certification to the effect that either (i) the transferee is not (A) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or (b) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Benefit Plan"), and is not acting on behalf of or investing the assets of a Benefit Plan, or (ii) the transferee's acquisition and continued holding of the Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code. Each transferee of a Book-Entry Note shall be deemed to make one of the foregoing representations.

         (b) Subject to Section 2.4(a), upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a)(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of a like aggregate principal amount. At the option of the Noteholder, Notes may be exchanged for other new Notes of the same Class in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a)(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive. The Indenture Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note.

         (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

         (d) Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act.

         (d) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee will require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.5.

         SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. (a) If: (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee and the Issuer to hold the Indenture Trustee and the Issuer, respectively, harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class and principal amount and bearing a number not contemporaneously outstanding; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         (b) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by such Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.7. Payment of Principal and Interest; Defaulted Interest. (a) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date. However, unless Definitive Notes have been issued, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the above, the final installment of principal payable with respect to such Note (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1) shall be payable as provided in clause (b)(ii). The funds represented by any such checks returned undelivered shall be held in accordance with Section 6.16.

         (b) (i) The principal of each Note shall be payable in installments on each Payment Date in an amount equal to the Class A Monthly Principal Payable Amount or Class B Monthly Principal Payable Amount, as the case may be, for such Payment Date and otherwise as provided in Section 8.3.

                  (i) Notwithstanding the foregoing, the entire Outstanding Principal Balance shall be due and payable on: (A) the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Principal Balance of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2, and (B) if any Notes remain Outstanding, the Maturity Date.

                  (ii) Except as otherwise provided in Section 5.2, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section, except that the Issuer may redeem the Notes in their entirety in accordance with Section 10.1.

                  (iii) The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                  (iv) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be made without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note.

         (c) (i) For each Payment Date, the interest due and payable with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and the Class B Notes will be the interest that has accrued on the respective Notes since the last Payment Date or, in the case of the first Payment Date, since the Closing Date, at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate and the Class B Interest Rate, respectively, applied to the then Outstanding Principal Balances of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and the Class B Notes, respectively, on the preceding Payment Date subject to
Section 3.1. With respect to the Class A Notes and the Class B Notes, the interest will be calculated on the basis of the actual number of days in the applicable Interest Accrual Period and a 360 day year.

                  (ii) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay, in any lawful manner, defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable interest rate from the Payment Date for which such payment is in default. The Issuer shall pay such defaulted interest on a subsequent special payment date declared by the Issuer to the Persons who are Noteholders on a subsequent special record date, which special record date shall be at least five Business Days prior to the special payment date. At least 15 days before any such special record date, the Issuer shall mail to each Noteholder a notice that states the special record date, the special payment date and the amount of defaulted interest to be paid.

         (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes and then to the principal thereof.

         SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.9. Book-Entry Notes. Each of the Class A Notes and the Class B Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company (the initial Clearing Agency), or its custodian, by, or on behalf of, the Issuer. Each of the Class A Notes and the Class B Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company as the initial Clearing Agency, and no Class A Note Owner or Class B Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") representing the Class A Notes or the Class B Notes have been issued to the applicable Note Owners:

                           (i) the Issuer, the Note Registrar and the Indenture Trustee, and their officers, directors, employees and agents may deal with the Clearing Agency for all purposes (including the payment of principal of and interest on the Class A Notes and the Class B Notes) as the sole Noteholder and shall have no obligations to the Note Owners;

                           (ii) to the extent that this Section conflicts with any other provisions of this Indenture, this Section shall control;

                           (iii) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.11, the Issuer intends that the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the related Class A Notes and Class B Notes, as the case may be, to such Clearing Agency Participants (and neither the Indenture Trustee nor the Note Registrar shall have any liability therefor); and

                           (iv) whenever this Indenture requires or permits actions to be taken based upon instructions, directions, or the consent of Noteholders evidencing a specified percentage of the Outstanding Principal Balance of the Notes (or a Class of Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or Class of Notes) and has delivered such instructions to the Indenture Trustee.

         SECTION 2.10. Notices to Clearing Agency. Whenever a notice or other communication to the Class A Noteholders or Class B Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to the related Note Owners, the Indenture Trustee shall give all such notices and communications to the Clearing Agency.

         SECTION 2.11. Definitive Notes. (a) If: (i) the Issuer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Note Depository Agreement with respect to the Notes, and the Issuer is unable to locate a qualified successor, (ii) circumstances change so that the book-entry system through the Clearing Agency is less advantageous due to economic or administrative burden or the use of the book-entry system becomes unlawful with respect to the Notes and the Issuer notifies the Indenture Trustee in writing that because of the change in circumstances the Issuer is terminating the book-entry system with respect to the Notes or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Principal Balance of the Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency has undertaken to notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration and transfer instructions from the Clearing Agency for registration, the Issuer shall execute, and the Indenture Trustee shall authenticate, the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Issuer, to the extent applicable with respect to such Definitive Notes, and the Issuer shall recognize the holders of the relevant Definitive Notes as Noteholders hereunder.

         (a) Definitive Notes will not be eligible for clearing or settlement through DTC, Euroclear or Clearstream.

         SECTION 2.12. Notes owned by the Issuer or its Affiliates. In determining whether the Noteholders of the required Outstanding Principal Balance of the Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer or an Affiliate of the Issuer shall be considered as though not Outstanding, except that for the purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer actually knows are so owned shall be so disregarded.

         SECTION 2.13. CUSIP Numbers. The Issuer in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee shall indicate the "CUSIP" numbers of the Notes in notices of redemption and related materials as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption and related materials.

         SECTION 2.14. Perfection Representations and Warranties. The parties hereto agree that the representations, warranties and covenants set forth in
Schedule 1 shall be a part of this Indenture for all purposes.

         SECTION 2.15. Notes to Constitute Indebtedness. The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes will constitute indebtedness. Further, each party hereto and each Noteholder (by accepting and holding a Note) hereby covenants to every other party hereto and to every other Noteholder to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes. All successors and assignees of the parties hereto shall be bound by the provisions hereof.

         SECTION 2.16. Determination of LIBOR.

         LIBOR ("LIBOR") applicable to the calculation of the Interest Rates for the Class A Notes and the Class B Notes for any Interest Accrual Period shall be determined on each LIBOR Rate Adjustment Date as follows:

         For any Interest Accrual Period, the rate, as obtained by the Indenture Trustee, one-month United States dollar deposits which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period (a "LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). With respect to a LIBOR Rate Adjustment Date on which no rate appears on Telerate Page 3750, LIBOR for the applicable Interest Accrual Period will be the rate calculated by the

Indenture Trustee as the arithmetic mean of at least two quotations obtained by the Indenture Trustee after requesting the principal London offices of each of four major reference banks in the London interbank market, which may include the Indenture Trustee and its affiliates, as selected by the Indenture Trustee, to provide the Indenture Trustee with its offered quotation for deposits in U.S. dollars for a one-month period, commencing on the second London Banking Day immediately following the applicable Interest Accrual Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Rate Adjustment Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two such quotations are provided, LIBOR determined on the applicable LIBOR Rate Adjustment Date will be the arithmetic mean of the quotations. If fewer than two quotations referred to in clause (a) above are provided, LIBOR determined on the applicable LIBOR Rate Adjustment Date will be the rate calculated by the Indenture Trustee as the arithmetic mean of the rates quoted at approximately 11:00 a.m. in New York on the applicable LIBOR Rate Adjustment Date by three major banks, which may include the Indenture Trustee and its affiliates, in New York, selected by the Indenture Trustee for loans in U.S. dollars to leading European banks, having a maturity of one-month and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If the banks so selected by the Indenture Trustee are not quoting as provided above, LIBOR for the applicable LIBOR Rate Adjustment Date will be LIBOR in effect on the applicable LIBOR Rate Adjustment Date.

         The establishment of LIBOR by the Indenture Trustee on any LIBOR Rate Adjustment Date and the Indenture Trustee's subsequent calculation of the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate and the Class B Interest Rate applicable to the relevant Interest Accrual Period, in the absence of manifest error, shall be final and binding.

         Promptly following each LIBOR Rate Adjustment Date, the Indenture Trustee shall supply the Issuer with the results of its determination of LIBOR on such date.

                                  ARTICLE III
                                   COVENANTS

         SECTION 3.1. Payments. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture and shall not withdraw funds from the Note Distribution Account except as set forth in Section 8.3. In addition, the Issuer will duly and punctually pay to the applicable Swap Counterparty, any Swap Payments Outgoing and Swap Termination Payments when due in the priorities set forth in Section 8.3 of this Indenture.

         SECTION 3.2. Maintenance of Office or Agency. (a) The Issuer will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes.

         (b) The chief executive office of the Issuer at which the Issuer maintains its records with respect to the Loans, its interests in the Equipment, and the transactions contemplated hereby, is currently located in Danbury, Connecticut. The Issuer will not change the location of such offices without giving the Indenture Trustee at least 30 days prior written notice thereof.

         SECTION 3.3. Paying Agent's Obligations. The Issuer will cause each Paying Agent to comply with the obligations of the Paying Agent set forth in
Section 6.16.

         SECTION 3.4. Existence. (a) The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization.

         (b) The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, and (ii) all requisite and appropriate organizational and other formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby.

         SECTION 3.5. Protection of the Collateral; Further Assurances. The Issuer will from time to time execute and deliver and file, as applicable, all such supplements and amendments hereto and all such writings of further assurance and other writings, and will take such other action necessary or advisable to:

                           (i) more effectively Grant all or any portion of the Collateral;

                           (ii) maintain or preserve the Lien (and the same priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                           (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture and perfect the Lien contemplated hereby in favor of the Indenture Trustee in all property included in the Collateral;

                           (iv) enforce or cause the Servicer to enforce any of the Collateral; or

                           (v) preserve and defend against the claims of all Persons and parties, (a) title to the Collateral (including the right to receive all payments due or to become due with respect to the Loans) and the interests in the property included in the Collateral and (b) the rights of the Indenture Trustee and the Noteholders with respect to such Collateral (including the right to receive all payments due or to become due with respect to the Loans) and interests with respect to the property included in the Collateral.

         SECTION 3.6. Opinions as to the Collateral. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the Lien created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

         (b) On or before April 1 in each calendar year, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as is necessary to maintain the Lien of this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and the execution and filing of any financing statements and continuation statements, that will, in the opinion of such counsel, be required to maintain the Lien of this Indenture until April 1 in the following calendar year.

         SECTION 3.7. Performance of Obligations; Servicing of Loans. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Servicing Agreement, Swap Agreements or such other instrument or agreement.

         (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Related Documents and in the instruments and agreements included in the Collateral, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by this Indenture and the Servicing Agreement in accordance with and within the time periods provided for herein and therein.

         (c) The Issuer hereby covenants and agrees that it will enforce the obligations of the Servicer under the Servicing Agreement and if a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (d) The Issuer hereby covenants and agrees that: (i) it shall promptly exercise its rights to terminate the Servicer pursuant to Section 5.1 of the Servicing Agreement upon the occurrence of a Servicer Default set forth in clause (a) of such section and (ii) prior to exercising its rights to terminate the Servicer pursuant to Section 5.1 of the Servicing Agreement upon the occurrence of a Servicer Default set forth in clause (b) of such section, obtain the consent of the Noteholders representing a majority of the Outstanding Principal Balance of the Notes. Within thirty (30) days after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 6.2 of the Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), such appointment to be reflected by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the previous Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Servicing Agreement. Any Successor Servicer other than the Indenture Trustee shall: (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Servicing Agreement applicable to the Servicer. If the Indenture Trustee shall succeed to the previous Servicer's duties as servicer of the Loans as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the Successor Servicer and the servicing of the Loans. In case the Indenture Trustee shall become the Successor Servicer under the Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided, that it shall be fully liable for the actions and omissions of such Affiliate in its capacity as Successor Servicer.

         (e) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (f) The Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the Noteholders of at least a majority of the Outstanding Principal Balance, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise in accordance with the Credit and Collection Policies) or the Related Documents, or waive timely performance or observance by the Purchaser under the Purchase and Sale Agreement, the Seller under the Sale Agreement or the Servicer under the Servicing Agreement; provided, that, no such amendment or waiver shall: (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, deposits required to be made to the Trust Accounts and payments that are required to be made from the Trust Accounts for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes that are required to consent to any such amendment, in either case without the consent of the Noteholders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

         (g) Promptly following a request from the Indenture Trustee to do so and at the Issuer's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer of its obligations to the Issuer under or in connection with the Servicing Agreement or by the Purchaser of its obligations to the Issuer under or in connection with the Purchase and Sale Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Servicing Agreement (or under or in connection with the Purchase and Sale Agreement) to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Servicer or the Purchaser thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer or the Purchaser of each of their obligations under the Servicing Agreement or the Purchase and Sale Agreement.

         SECTION 3.8. Taxes. The Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Collateral.

         SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, on or before March 15 after the end of each fiscal year of the Issuer (commencing with the fiscal year 2004), an Officers' Certificate, substantially in the form of Exhibit B, stating that:

                           (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

                           (ii) to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

         SECTION 3.10. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

         (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, except as expressly permitted by this Indenture or Section 6.2 of the Sale Agreement;

         (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

         (c) engage in any business or activity other than in connection with, or relating to the financing, purchasing, owning, selling and managing ownership of, the Loans and the interests in the property constituting the Collateral, the issuance of the Notes, and the specific transactions contemplated by the Related Documents and activities incidental thereto;

         (d) issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness or otherwise become liable, directly or indirectly for any Indebtedness of any Person, other than the Notes or Swap Agreements, except as contemplated by this Indenture and the other Related Documents;

         (e) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

         (f) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (C) permit the Lien of this Indenture not to constitute a valid first priority (other than with respect to any tax lien, mechanics' lien or other lien not considered a Lien) "security interest" (as such term is defined in Section 1-201 of Article 1 of the UCC) in the Collateral;

         (g) make any loan or advance to any Affiliate of the Issuer or to any other Person;

         (h) make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty);

         (i) remove the Managing Member without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal;

         (j) directly or indirectly: (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security,
(iii) set aside or otherwise segregate any amounts for any such purpose or (iv) make payments to or distributions from the Collection Account, in each case, except in accordance with this Indenture and the Related Documents;

         (k) convey or transfer any of its properties or assets, including those included in the Collateral, to any Person, unless (i) the Person that acquires such property or assets shall: (A) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders and
(B) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Securities Exchange Act in connection with the Notes and (ii) the conditions in clause (l) below have been satisfied;

         (l) consolidate or merge with or into any other Person or convey or transfer any of its properties or assets, including those included in the Collateral, to any Person unless:

                           (i) such Person shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State,

                           (ii) such Person shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,

                           (iii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (v) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                           (vi) any action that is necessary to maintain the Lien created by this Indenture and the same priority thereof shall have been taken; and

                           (vii) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation or merger or such conveyance or transfer, as the case may be, and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Securities Exchange Act);

         (m) demand a capital contribution from the Issuer Variable Funding Certificateholder unless requested to do so by the Indenture Trustee pursuant to
Section 3.13 of this Indenture; and

         (n) consent or acquiesce in any transfer, in whole or in part, of any of the rights or obligations, of the holder of a Variable Funding Certificate in respect thereof to any Person unless:

                           (i) the Rating Agency Condition shall have been satisfied with respect to such transfer; and

                           (ii) Noteholders evidencing not less than a majority of the Outstanding Principal Balance of the Notes, by Act of such Noteholders, shall have consented to such transfer.

         SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(l), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of and have every obligation of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(k), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

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

         SECTION 3.12. Notice of Events of Default. (a) The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer of its obligations under the Servicing Agreement (and, in the case of a Servicer Default, shall specify in such notice the action, if any, the Issuer is taking with respect to such default) each default on the part of the Purchaser of its obligations under the Purchase and Sale Agreement and the occurrence of each Swap Event of Default and Swap Termination Event.

         (b) The Issuer shall deliver to the Indenture Trustee, within five days after the Issuer obtains actual knowledge thereof, written notice in the form of an Officers' Certificate of any event that, with the giving of notice or the lapse of time or both, would become an Event of Default under clause (iii) of the definition thereof, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 3.13. Capital Contributions and Liquidity Account. (a) Upon request of the Indenture Trustee, (x) on the Business Day preceding each Payment Date with respect to which Available Amounts are insufficient to pay the amounts required to be paid pursuant to clauses (i) through (vii) of Section 8.3(a) prior to an Event of Default and the acceleration of the Notes and (y) following the occurrence of an Event of Default and acceleration of the Notes, to the extent Available Amounts are insufficient to pay amounts required to be paid pursuant to clauses (i) through (vii) of Section 8.3(d), the Issuer shall demand that the Issuer Variable Funding Certificateholder make a capital contribution to the Issuer in an amount equal to the lesser of (i) the amount of such shortfall and (ii) the Outstanding Unfunded Capital Commitment for such Person. The Issuer shall immediately upon receipt thereof deposit in the Note Distribution Account all amounts contributed to the Issuer pursuant to the preceding sentence. In addition, if GECS' (1) short-term debt rating is withdrawn or downgraded below A-1 (or in the absence of a short-term debt rating, its long-term unsecured senior debt rating is withdrawn or downgraded below A+) by S&P or (2)(a) long-term unsecured shelf rating is withdrawn or downgraded by Moody's below Aa3 if GECS has only a long-term Moody's debt rating or (b) long-term unsecured shelf rating or short-term debt rating is withdrawn or downgraded by Moody's below A1 or P-1 respectively if GECS has both a long-term debt rating and a short-term debt rating (or, in either case, such lower ratings as may be permitted by Moody's and S&P) or if either Variable Funding Certificateholder fails to make any requested capital contribution pursuant to its Variable Funding Certificate (a "Liquidity Account Funding Event") the Issuer shall demand the Issuer Variable Funding Certificateholder to contribute to the Issuer the entire amount of the Outstanding Unfunded Capital Commitment. Simultaneously with any of the foregoing demands made by the Issuer, in accordance with Section 4.2 of the Purchase and Sale Agreement, the Issuer shall demand that the Issuer Variable Funding Certificateholder demand from the CEF Variable Funding Certificateholder an equal contribution from the CEF Variable Funding Certificateholder under the CEF Variable Funding Certificate. The Issuer shall immediately upon receipt deposit in the Liquidity Account any amounts contributed to the Issuer pursuant to the preceding sentence.

         (b) Following the occurrence of a Liquidity Account Funding Event, upon request of the Indenture Trustee, on any Business Day preceding each Payment Date with respect to which Available Amounts are insufficient to pay the amounts required to be paid pursuant to clauses (i) through (vii) of Section 8.3(a) in accordance with the Indenture on such Payment Date prior to an Event of Default and the acceleration of the Notes and clauses (i) through
(vii) of Section 8.3(d) at any time after an Event of Default and the acceleration of the Notes, the Issuer shall cause the amount of any such insufficiency, up to the amount then on deposit in the Liquidity Account, to be withdrawn from the Liquidity Account and deposited in the Note Distribution Account on the related Transfer Date.

         SECTION 3.14. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         SECTION 4.1. Satisfaction and Discharge of Indenture. (a) This Indenture shall cease to be of further effect except as to: (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Section 3.2, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7) and the obligations of the Indenture Trustee under Sections 4.2 and 6.4) and (vi) the rights of Noteholders and Swap Counterparties as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when (A) all Notes theretofore authenticated and delivered to Noteholders (other than (x) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (y) Notes in respect of which funds have theretofore been deposited in trust or segregated and held in trust by the Issuer as provided in Section 6.16(i)) have been delivered to the Indenture Trustee for cancellation and (B) the Issuer has paid or caused to be paid or provided for (to the satisfaction of the Person entitled thereto) all other sums due and payable with respect to the Swap Agreements; provided that the Issuer has delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 6.7, and if funds shall have been deposited with the Indenture Trustee pursuant to Section 4.1(a)(A)(y), the obligations of the Indenture Trustee under Sections
4.2 and 6.17 (in its capacity as Paying Agent) shall survive.

         (c) The Indenture Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article IV.

         SECTION 4.2. Application of Trust Funds. All funds deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and (a) applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such funds have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest or (b) applied by it in accordance with the provisions of this Indenture to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Swap Counterparties any Swap Payments Outgoing or Swap Termination Payments due; but such funds need not be segregated from other funds except to the extent required herein or as required by law.

                                   ARTICLE V
                                    REMEDIES

         SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

                           (ii) default in the payment of the principal of any Note at the Maturity Date;

                           (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default if the Issuer delivers an Officer's Certificate to the Indenture Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default and such default can be remedied in 90 days or less) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of at least 25% of the Outstanding Principal Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

                           (iv) any Insolvency Event shall occur with respect to the Issuer.

         SECTION 5.2. Remedies. (a) If an Event of Default should occur and be continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing) of the Noteholders, pursuant to Section 5.8 or, in the case of clause (viii) below, at the direction (which direction shall be in writing) of not less than 66-2/3% of the Outstanding Principal Balance of the Notes, the Indenture Trustee shall (subject to Section 6.2(v)), do one or more of the following:

                           (i) declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the Outstanding Principal Balance, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable;

                           (ii) in the case of an Event of Default described in Section 5.1(i) or (ii), demand the Issuer to pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the applicable interest rate, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel;

                           (iii) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer amounts adjudged due;

                           (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                           (v) exercise any remedies of a secured party under the UCC as in effect in the State of New York and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Swap Counterparties and the Noteholders;

                           (vi)     subject to Section 5.14, sell the
                  Collateral, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

                           (vii) make demand upon the Issuer, by written notice, that the Issuer deliver to the Indenture Trustee all Loan Files (in which event the Issuer covenants to make demand upon the Servicer to so deliver such Loan Files); and

                           (viii) exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer or the Purchaser under or in connection with the Servicing Agreement and the Purchase and Sale Agreement, including the right or power to terminate or to take any action to compel or secure performance or observance by the Servicer or the Purchaser of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Servicing Agreement or the Purchase and Sale Agreement, and any right of the Issuer to take such action shall be suspended.

         (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Noteholders of Notes representing not less than a majority of the Outstanding Principal Balance, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on all Notes including any payments payable to each Swap Counterparty under the Swap Agreements and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                           (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.9.

         No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

         (c) In case there shall be pending, relative to the Issuer or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee, trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other Person, or in case of any other comparable judicial Proceedings relative to the Issuer, or to the creditors or property of the Issuer, the Indenture Trustee (irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section) shall be entitled and empowered to, and, at the direction (which direction shall be in writing) of the Noteholders pursuant to
Section 5.8 by intervention in such proceedings or otherwise:

                           (i) file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                           (ii) unless prohibited by applicable law or regulations, vote on behalf of the Noteholders in any election of a trustee, a standby trustee or any Person performing similar functions in any such Proceedings;

                           (iii) collect and receive any amounts or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Swap Counterparties and of the Indenture Trustee on their behalf; and

                           (iv) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Swap Counterparties, Indenture Trustee or the Noteholders allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders or Swap Counterparties to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders or Swap Counterparties, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes or Swap Agreements, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders and Swap Counterparties as provided in this Indenture.

         (f) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders and Swap Counterparties, and it shall not be necessary to make any Noteholder or Swap Counterparty a party to any such Proceedings.

         SECTION 5.2. [Reserved].

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

         SECTION 5.4. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         SECTION 5.5. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.6. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.5(d), no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.7. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.8. Control by Noteholders. (a) Except as otherwise expressly provided in this Indenture, the Noteholders of not less than a majority of the Outstanding Principal Balance of the Notes shall have the right to (i) direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes, (ii) accelerate the Notes pursuant to Section 5.2 after an Event of Default or (iii) exercise any trust or power conferred on the Indenture Trustee; provided, that such direction shall not be in conflict with any rule of law or with this Indenture; provided, further, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability on the part of the Indenture Trustee for which the Indenture Trustee is not indemnified to its satisfaction or might materially adversely affect the rights of any Noteholder(s) not consenting to such action. The Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         (b) No Noteholder shall have any right to institute any Proceeding, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (i) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                           (ii) the Noteholder(s) of not less than 66-2/3% of the Outstanding Principal Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (iii) such Noteholder(s) have offered to the Indenture Trustee indemnity reasonably acceptable to the Indenture Trustee against the costs, expenses and liabilities to be incurred in complying with such request;

                           (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding;

                           (v)      so long as any of the Notes remain
                  Outstanding, no direction by other Noteholders inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders of 66-2/3% of the Outstanding Principal Balance of the Notes;

                           (vi)     with respect to any bankruptcy
                  reorganization, arrangement, insolvency or liquidation proceedings, or similar proceedings under any United States Federal or State bankruptcy or similar law, the Noteholders representing not less than 66-2/3% of the Outstanding Principal Balance of each Class of Notes that remains Outstanding has consented thereto in writing; provided that the foregoing shall not in anyway limit the Noteholder's rights to pursue any other creditor rights or remedies that the Noteholders may have for claims against the Issuer;

it being understood and intended that no one or more Noteholder(s) shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder or to obtain or to seek to obtain priority or preference over any other Noteholder(s) or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the other Noteholders. Nothing in this Section shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of an Indenture Trustee pursuant to Section 6.8 hereof.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Principal Balance of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.9. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of amounts due has been obtained as described in Section 5.2, the Noteholders of not less than a majority of the Outstanding Principal Balance of the Notes may waive any past Default or Event of Default and its consequences except a Default: (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         SECTION 5.10. Undertaking for Costs. All parties to this Indenture agree (and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to: (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder(s) holding in the aggregate more than 10% of the Outstanding Principal Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.11. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.12. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any funds or other property collected by the Indenture Trustee shall be applied in accordance with Section 8.3(d).

         SECTION 5.13. [Reserved]

         SECTION 5.14. Sale of Collateral. (a) The power to effect any sale of any portion of the Collateral described pursuant to Section 5.2 shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts due under this Indenture have been paid in full. The Indenture Trustee may from time to time, upon directions in accordance with
Section 5.8, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Collateral, the Indenture Trustee shall have provided each Noteholder with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

         (b) To the extent permitted by applicable law, the Indenture Trustee shall not in any private sale sell to a third party the Collateral, or any portion thereof unless,

                           (i) the holders of not less than 66-2/3% of the then Outstanding Principal Balance of the Notes consent to or direct the Indenture Trustee in writing to make such sale; or

                           (ii) the proceeds of such sale would be not less than the sum of all amounts due under this Indenture.

         (c)      In connection with a sale of all or any portion of the
Collateral:

                           (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase price therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

                           (ii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale;

                           (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring, without representation, warranty or recourse, any portion of the Collateral in connection with a sale thereof;

                           (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds; and

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                           (v)      the Indenture Trustee may not sell or
                  otherwise liquidate the Collateral following an Event of Default, other than an Event of Default described in Sections 5.1(i) or (ii), unless the applicable conditions in this
                  Section 5.14 are met and: (A) all the Noteholders direct in writing a sale or liquidation of the Collateral, (B)(i) the Indenture Trustee determines, based on a certification of the Issuer, that the anticipated proceeds of such sale or liquidation (after deducting the reasonable expenses of such sale or liquidation), based on a certificate of the Issuer, would be sufficient to discharge in full all amounts due and unpaid upon such Notes and other amounts payable pursuant to Sections 8.3(d) and (ii) the Noteholders acting unanimously do not direct in writing the Indenture Trustee to the contrary within fifteen days of receipt of notice of such determination by the Indenture Trustee or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Noteholders of 66-2/3% of the Outstanding Principal Balance of the Notes. In determining whether to sell or hold the Collateral, the Indenture Trustee may obtain and rely upon an opinion of any Independent investment banking or accounting firm of national reputation in the United States as to the feasibility of such proposed action and as to the sufficiency of the Collateral to discharge in full all amounts then due and unpaid upon the Notes for principal and interest.

         (d) The method, manner, time, place and terms of any sale of all or any portion of the Collateral shall be commercially reasonable.

         (e) The provisions of this Section shall not be construed to restrict the ability of the Indenture Trustee to exercise any rights and powers against the Issuer or the Collateral that are vested in the Indenture Trustee by this Indenture, including, without limitation, the power of the Indenture Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

         (f) The purchase price received by the Indenture Trustee in respect of any sale made in accordance with this Section shall be deemed conclusive and binding on the parties hereto and the Noteholders and the proceeds of such sale shall be applied in accordance with Section 8.3(d).

                                   ARTICLE II
                              THE INDENTURE TRUSTEE

         SECTION 6.1. Duties of the Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default actually known to a Responsible Officer:

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

                           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                           (i) this clause (c) does not limit the effect of clause (b) of this Section;

                           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to this Indenture;

                           (iv) the Indenture Trustee shall not be charged with knowledge of an Event of Default or Servicer Default unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from the Issuer or Note Owners owning Notes aggregating not less than 10% of the Outstanding Principal Balance of the Notes; and

                           (v) the Indenture Trustee shall have no duty to monitor the performance of the Issuer or its agents, nor shall it have any liability in connection with malfeasance or nonfeasance by the Issuer. The Indenture Trustee shall have no liability in connection with compliance of the Issuer or its agents with statutory or regulatory requirements related to the Loans. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Loans or the validity or sufficiency of any assignment of the Loans to the Collateral or the Indenture Trustee.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to clauses (a), (b), (c) and (g) of this
Section 6.1.

         (e) The Indenture Trustee shall not be liable for interest on any amounts received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

         (g) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to this Section and the TIA.

         (h)      The Indenture Trustee:

                           (i) shall at all times be a "participant" (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System;

                           (ii) shall, to the extent that any of the Trust Accounts is a Securities Account, comply with all of the obligations of a Securities Intermediary under Article 8 of the UCC with respect thereto; and

                           (iii) agrees that each item of property including cash received by it for deposit in or credit to a Trust Account, and each investment made by it pursuant to Section
                  8.5 shall constitute and be treated by it as a Financial
                  Asset.

         (i) No person other than the Indenture Trustee as provided herein and the Custodian as approved in the Custody and Control Agreement, shall have "control" (as such term is defined in Section 8-106 of Article 8 of the UCC and Section 9-401 of Article 9 of the UCC) of any of the Trust Accounts.

         SECTION 6.2. Rights of Indenture Trustee. (a) Subject to the provisions of Section 6.1:

                           (i) the Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties (and the Indenture Trustee need not investigate any fact or matter stated in the document);

                           (ii) any request or direction or action of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Order;

                           (iii) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                           (iv) the Indenture Trustee may consult with counsel as to legal matters and the advice or opinion of any such counsel selected by the Indenture Trustee with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (v) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                           (vi) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                           (vii) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

                           (viii) the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith;

                           (ix) the Indenture Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

                           (x) the Indenture Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer;

                           (xi) the permissive rights of the Indenture Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its gross negligence or willful default; and

                           (xii) in the event that the Indenture Trustee is also acting as Paying Agent or Note Registrar hereunder, the rights and protections afforded to the

                  Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent or Note Registrar.

         (b) The recitals contained herein and in the Notes, except the Indenture Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except to the extent provided by the Indenture Trustee's certificate of authentication on the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes.

         SECTION 6.3. Individual Rights of the Indenture Trustee. The Indenture Trustee shall not, in its individual capacity, but may in a fiduciary capacity, become the owner of Notes or otherwise extend credit to the Issuer. The Indenture Trustee may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.13.

         SECTION 6.4. Funds Held in Trust. Funds and investments and other property held by the Indenture Trustee shall be segregated and held in one or more Trust Accounts held with the Indenture Trustee hereunder.

         SECTION 6.5. Notice of Defaults. If a Default occurs and is continuing and is actually known to a Responsible Officer, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6. [Reserved]

         SECTION 6.7. Compensation and Indemnity. The Issuer shall pay to the Indenture Trustee from time to time reasonable compensation for its services hereunder as the Issuer and the Indenture Trustee may agree in writing (which compensation shall not be limited by any law on compensation of a trustee of an express trust). The Issuer shall reimburse the Indenture Trustee upon its request, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee and its officers, directors, employees and agents and hold them harmless against any and all loss, liability or expense (including attorneys' fees and disbursements) incurred by them in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of their duties hereunder. The Indenture Trustee shall notify the Issuer with a copy to the Servicer, promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the

Issuer of its obligations hereunder. The Issuer shall defend the claim and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Servicer to, pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv), the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law.

         SECTION 6.8. Resignation and Removal; Appointment of Successor. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer in writing. The Noteholders of not less than 66-2/3% of the Outstanding Principal Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                           (i)      the Indenture Trustee fails to comply with
                  Section 6.11;

                           (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                           (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                           (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed by the Issuer or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders of not less than a majority of the Outstanding Principal Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee. The retiring Indenture Trustee shall have no liability for any act or omission by any successor Trustee.

         SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies and the Issuer prior written notice of any such transaction; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

         In case at the time such successor(s) by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.

         SECTION 6.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Person(s) to act as co-trustee(s), or separate trustee(s) for the benefit of the Noteholders, and to vest in such Person(s), in such capacity all rights hereunder with respect to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of rights with respect to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept the resignation of or remove, in its sole discretion, any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) The Indenture Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Collateral may be located.

         SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a) and Section 26(a)(1) of the Investment Company Act of 1940, as amended. There shall at all times be an Indenture Trustee hereunder which shall (a) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (b) have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition; (c) be subject to supervision or examination by federal or state authority; and (d) at the time of appointment, shall have a long term senior, unsecured debt rating of "Baa3" or better by Moody's (or, if not rated by Moody's, a comparable rating by another statistical rating agency). The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9);

provided, however, that there shall be excluded from the operation of TIA
Section 310(b)(1) any indenture(s) under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the TIA. The Trustee is subject to the provisions of Section 310(b) of the TIA regarding disqualification of a trustee upon acquiring any conflicting interest.

         If a default occurs under this Indenture, and the Indenture Trustee is deemed to have a conflicting interest as a result of acting as trustee for both the Class A Notes and the Class B Notes, a successor Indenture Trustee shall be appointed for one or both of such Classes, so that there will be separate Indenture Trustees for the Class A Notes and the Class B Notes. No such event shall alter the voting rights of the Class A Noteholders or Class B Noteholders under this Indenture or any other Related Document. However, so long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders will have the right to exercise remedies under this Indenture (but subject to the express provisions of Section 5.2 and to the right of the Class B Noteholders to receive their share of any proceeds of enforcement). Upon repayment of the Class A Notes in full, all rights to exercise remedies under this Indenture will transfer to the Indenture Trustee for the Class B Notes.

         In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein the successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

         SECTION 6.12. Acceptance by Indenture Trustee. The Indenture Trustee hereby acknowledges the grant of a Lien on the Collateral and the receipt of a Lien on the assets constituting the Collateral granted by the Issuer hereunder and declares that the Indenture Trustee, through a custodian, will hold such Lien on the Collateral granted by the Issuer in trust, for the use and benefit of all Noteholders subject to the terms and provisions hereof.

         SECTION 6.13. Preferential Collection of Claims Against the Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.14. Reports by Indenture Trustee to Noteholders. To the extent required by the TIA, within 60 days after each October 20 (beginning in 2004), following the date of this Indenture, the Indenture Trustee shall mail to the Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a), if such a report is required pursuant to TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). The Indenture Trustee shall also transmit by mail all reports as required by TIA
Section 313(c).

         A copy of each such report required under TIA Section 313 shall, at the time of such transmission to Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. The Issuer shall notify the Indenture Trustee in writing if the Notes become listed on any stock exchange or market trading system.

         SECTION 6.15. Representations and Warranties. The Indenture Trustee hereby represents that:

                  (a) the Indenture Trustee is duly organized and validly existing as a New York banking corporation in good standing under the laws of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

                  (b) the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

                  (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation or bylaws of the Indenture Trustee or to the best of the Indenture Trustee's knowledge, any material agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

                  (d) to the best of the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or

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         (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

         SECTION 6.16. The Paying Agent. The Issuer hereby appoints the Indenture Trustee as the initial Paying Agent. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to Section 8.3(b), (c) or (d) or from the Collection Account pursuant to Section 8.3(a) shall be made on behalf of the Issuer by the Paying Agent.

         The Paying Agent hereby agrees that subject to the provisions of this Section, it shall:

                           (i) hold any sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                           (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee any sums so held in trust by such Paying Agent;

                           (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee any sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent; and

                           (v) comply with all requirements of the Code and any applicable State law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order, direct any Paying Agent to pay to the Indenture Trustee any sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Subject to applicable laws with respect to escheat of funds, any amounts held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the related Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of

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the Indenture Trustee or such Paying Agent with respect to such trust funds shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such funds remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such funds then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

         Each Paying Agent (other than the initial Paying Agent) shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "A-1+" by S&P or "Prime-1" by Moody's (or its equivalent).

         SECTION 6.17. Repayment of Amounts Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all funds then held by any Paying Agent other than the Indenture Trustee under this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 4.1, and thereupon such Paying Agent shall be released from all further liability with respect to such funds.

         SECTION 6.18. Provisions of Swap Agreements. The Issuer has entered into the Swap Agreements with each of the Swap Counterparties, in a form satisfactory to the Rating Agencies. The Issuer may, from time to time, enter into one or more replacement Swap Agreements in the event that any Swap Agreement is terminated prior to its scheduled expiration pursuant to a Swap Event of Default or a Swap Termination Event.

         Upon the occurrence of (i) any Swap Event of Default arising from any action taken, or failure to act, by a Swap Counterparty, or (ii) any Swap Termination Event (except as described in the following sentence) with respect to which the Swap Counterparty is an Affected Party (as defined in the applicable Swap Agreement), the Indenture Trustee may and will, at the direction

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of the holders of at least 51% of the Outstanding Principal Balance of the Class
A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and Class B Notes, acting together as a single Class, direct the Issuer to designate an Early Termination Date (as defined in the applicable Swap Agreement) with respect to the applicable Swap Agreement and the Issuer shall upon such direction designate an Early Termination Date. If a Swap Termination Event occurs (i) as a result of the insolvency or bankruptcy of the Issuer or any Swap Counterparty or (ii) because the Issuer or any Swap Counterparty becomes subject to registration as an "investment company" under the Investment Company Act of 1940, the Indenture Trustee will direct the Issuer to designate an Early Termination Date and the Issuer shall upon such direction designate an Early Termination Date pursuant to the related Swap Agreement.

         No Swap Counterparty shall have any voting rights or rights to exercise any remedies under this Indenture until after the Outstanding Principal Balance of the Notes has been reduced to zero and the Noteholders have been paid all mounts owed to them under this Indenture. After the Outstanding Principal Balance of the Notes has been reduced to zero and the Noteholders have been paid all amount owed to them under this Indenture, each Swap Counterparty shall have all of the rights and obligations, including all voting rights, of the Noteholders set forth in this Indenture. Such voting rights shall be exercisable at any time by each Swap Counterparty based upon the relative notional amount outstanding under each Swap Agreement at such time.

                                  ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture
Trustee: (a) not more than five days after the earlier of: (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.2. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

         (b) Three or more Noteholders, or one or more Noteholder(s) evidencing at least 25% of the Outstanding Principal Balance of the Notes, may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

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         SECTION 7.3. Reports by Issuer. (a) The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act or, if the Issuer is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Securities Exchange Act, then the Issuer will file with the Indenture Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and period information, documents and reports required pursuant to securities exchange as may be prescribed in such rules and regulations;

                  (ii) file with the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture (with a copy of any such filings being delivered promptly to the Indenture Trustee); and supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) as may be required by the rules and regulations prescribed from time to time by the Commission.

         Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.4. De-Listing of Definitive Notes. If as of the beginning of any fiscal year for the Issuer (other than fiscal year 2003), the Definitive Notes are held (directly or, in the case of Book Entry Notes held through the Clearing Agency) by less than 300 Noteholders and/or Clearing Agency participants having accounts with the Clearing Agency, the Issuer shall, in accordance with the Exchange Act and the rules and regulations promulgated thereunder, timely file a Form 15 with respect to the Issuer suspending all reporting requirements under the Securities Exchange Act.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1. Collection of Amounts Due. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all sums and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such amounts received by it as provided in this Indenture. Amounts properly withdrawn by the Issuer pursuant to Section 8.3 of this Indenture shall be deemed released from the Collateral and the security interest therein granted to the Indenture

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Trustee, and the Issuer shall in no event thereafter be required to refund any such withdrawn amounts. To the extent there are uninvested amounts deposited in any of the Trust Accounts (as defined below), the Issuer shall invest all such amounts in Permitted Investments selected by the Issuer that mature no later than the immediately succeeding Transfer Date preceding the following Payment Date.

         SECTION 8.2. Trust Accounts. (a) On or prior to the Closing Date, the Issuer covenants to have established and shall thereafter maintain the following accounts with the Indenture Trustee (the "Trust Accounts"), which accounts shall be Eligible Deposit Accounts:

                           (i)      Collection Account;

                           (ii)     Note Distribution Account; and

                           (iii)    Liquidity Account.

         (b) If any Trust Account is a Securities Account, such Trust Account will be maintained in accordance with the Custody and Control Agreement.

         (c) If any Trust Account is a Deposit Account: (i) If, at any time, any such Trust Account ceases to be an Eligible Deposit Account, the Issuer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments held in the no-longer Eligible Deposit Account to such new Trust Account; and

                           (ii) the Issuer and Indenture Trustee agree, as security for the Issuer's obligations under this Indenture, that:

                           (A) any Trust Account Property that constitutes, or is held through or in, a Deposit Account shall be, or shall be held through or in, an Eligible Deposit Account continuously identified in the deposit bank's books and records as subject to a security interest of the Indenture Trustee and, except as maybe expressly provided herein to the contrary, in order to perfect the security interest of the Indenture Trustee in accordance with Section 9.104 of the UCC, the Indenture Trustee shall have the power to direct disposition of the funds in such Deposit Account without further consent by the Issuer; provided, however, that prior to delivery by the Indenture Trustee to the Issuer of notice otherwise, the Issuer shall have the right to direct the disposition of funds in such Deposit Account; provided, further that the Indenture Trustee agrees that it will not deliver such notice or exercise its power to direct disposition of the funds in such Deposit Account until an Event of Default has occurred; and

                           (B)      all Permitted Investments and other
                  investments shall be held by the Custodian in accordance with the Custody and Control Agreement and shall be subject to the Indenture Trustee's security interest in such Trust Property.

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         SECTION 8.3. Priority of Payments. (a) On each Payment Date prior to an
Event of Default and acceleration of the Notes, from Available Amounts and other amounts on deposit in the Collection Account, payments shall be made in the following order of priority:

                           (i) to the Indenture Trustee, amounts payable to the Indenture Trustee pursuant to Section 6.7 of the Indenture for the related Collection Period, provided that, except after the occurrence and during the continuance of an Event of Default, the aggregate amounts payable other than in respect of fees shall not exceed $75,000 during any calendar year;

                           (ii) to the Administrator, the Administration Fee and all unpaid Administration Fees from prior Collection Periods in accordance with the Administration Agreement;

                           (iii) to the applicable Swap Counterparty any Swap Payments Outgoing in accordance with the applicable Swap Agreement;

                           (iv) to pay with the same priority and ratably in proportion to the Outstanding Principal Balance of the Class A Notes and the amount of any Swap Termination Payment due and payable by the Issuer to the applicable Swap Counterparty:

                                    (1)      to the Note Distribution Account,
                           the Monthly Interest Amount Payable on the Class A Notes; and

                                    (2)      to the applicable Swap
                           Counterparty, any Swap Termination Payments payable to the applicable Swap Counterparty upon the termination of the applicable Swap Agreement; provided that if any amounts allocable to the Class A Notes are not needed to pay interest due on such Class A Notes as of such Payment Date, such amounts will be applied to pay the portion, if any, of any Swap Termination Payment remaining unpaid;

                           (v) to the Note Distribution Account, the Monthly Interest Amount Payable on the Class B Notes;

                           (vi) to the Note Distribution Account, the Class A Monthly Principal Payable Amount;

                           (vii) to the Note Distribution Account, the Class B Monthly Principal Payable Amount;

                           (viii) to the Note Distribution Account, any Reallocated Principal;

                           (ix) to the Note Distribution Account, 50% of the Excess Spread Amount, if any; and

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

                           (x) to the Liquidity Account the amount, if any, necessary to cause the balance on deposit in the Liquidity Account to equal the Specified Liquidity Account Balance;

                           (xi) to the Indenture Trustee, any amounts payable to the Indenture Trustee pursuant to Section 6.7 of the Indenture to the extent not previously reimbursed; and

                           (xii) to the Issuer, the remaining balance, if any.

         (b) On each Payment Date prior to an Event of Default and acceleration of the Notes, funds on deposit in the Note Distribution Account shall be paid in the following order of priority:

                           (i) to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders, and the Class A-4 Noteholders, an amount equal to the Monthly Interest Amount Payable in respect of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes for the Interest Accrual Period immediately preceding such Payment Date, together with any such amounts that accrued in respect of prior Interest Accrual Periods for which no payment was previously made; provided, that if the Available Amounts remaining to be paid pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be allocable to the Holders of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes pro rata based upon the aggregate amount of interest due to each class;

                           (ii) to the Class B Noteholders, the Monthly Interest Amount Payable in respect of the Class B Notes; provided, that if the Available Amounts remaining to be paid pursuant to this clause are less than the full amount required to be so paid, such remaining Available Amounts shall be paid to the Holders of Class B Notes pro rata based on their respective entitlement pursuant to this clause;

                           (iii) to the Class A-1 Noteholders, the Class A Monthly Principal Payable Amount;

                           (iv) to the Class B Noteholders, the Class B Monthly Principal Payable Amount; and

                           (v)      to the Class A-1 Noteholders, the
                  Reallocated Principal and 50% of the Excess Spread Amount, if any, until the Outstanding Principal Balance of the Class A-1 Notes has been reduced to zero.

         (c) On any Payment Date prior to an Event of Default and acceleration of the Notes after the Outstanding Principal Balance of the Class A-1 Notes has been reduced to zero, notwithstanding clauses (iii) through (v) of
Section 8.3(b), payments in respect of principal on the Notes will be paid by transferring funds on deposit in the Note Distribution Account in the following order of priority:

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                  (A)      To the Class A Noteholders, the Class A Monthly
         Principal Payable Amount in the following order of priority:

                           (i) to the Class A-2 Noteholders, until the Outstanding Principal Balance of the Class A-2 Notes has been reduced to zero;

                           (ii) to the Class A-3 Noteholders, until the Outstanding Principal Balance of the Class A-3 Notes has been reduced to zero; and

                           (iii) to the Class A-4 Noteholders, until the Outstanding Principal Balance of the Class A-4 Notes has been reduced to zero.

                  (B) To the Class B Noteholders, the Class B Monthly Principal Payable Amount;

                  (C) Any Reallocated Principal will be paid in the following order of priority:

                           (i) to the Class A-2 Noteholders until the Outstanding Principal Balance of the Class A-2 Notes have been reduced to zero;

                           (ii) to the Class A-3 Noteholders until the Outstanding Principal Balance of the Class A-3 Notes have been reduced to zero; and

                           (iii) to the Class A-4 Noteholders until the Outstanding Principal Balance of the Class A-4 Notes has been reduced to zero.

                  (D) 50% of the Excess Spread Amount will be paid in the following order of priority:

                           (i) to the Class A-2 Noteholders until the Outstanding Principal Balance of the Class A-2 Notes has been reduced to zero;

                           (ii) to the Class A-3 Noteholders until the Outstanding Principal Balance of the Class A-3 Notes has been reduced to zero;

                           (iii) to the Class A-4 Noteholders until the Outstanding Principal Balance of the Class A-4 Notes has been reduced to zero; and

                           (iv)     to the Class B Noteholders.

         (d) Following an Event of Default and acceleration of the Notes, after the payment to the Servicer of any accrued and unpaid servicing fees and reimbursement of any Servicing Advances, any capital contributions made to the Issuer under the Issuer Variable Funding Certificate and Available Amounts will be applied in the following order of priority, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

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                           (i)      to pay the Indenture Trustee, for all
                  amounts due under Section 6.7;

                           (ii) to pay the Administrator, all accrued and unpaid Administration Fees;

                           (iii) to pay the applicable Swap Counterparty any Swap Payments Outgoing;

                           (iv) to pay with the same priority and ratably in proportion to the Outstanding Principal Balance of the Class A Notes and the amount of any Swap Termination Payment due and payable by the Issuer to the applicable Swap Counterparty:

                                    (A)      the Monthly Interest Amount Payable
                           on each class of Class A Notes during the prior Interest Accrual Period, plus any amount of interest on the Class A Notes that was not paid when due (and, to the extent permitted by law, any interest on that unpaid amount); and

                                    (B)      any Swap Termination Payments
                           payable to the applicable Swap Counterparty due under the applicable Swap Agreement; provided that if any amounts allocable to the Class A Notes are not needed to pay interest due on such Class A Notes as of such payment date, such amounts will be applied to pay the portion, if any, of any Swap Termination Payment remaining unpaid;

                           (v) to the Class A Noteholders pro rata in respect of principal until the Class A Noteholders are paid in full; and

                           (vi) to pay the Monthly Interest Amount Payable on the Class B Notes during the prior interest period, plus any amount of interest on the Class B Notes that was not paid when due (and, to the extent permitted by law, any interest on that unpaid amount)

                           (vii) to the Class B Noteholders in respect of principal until the Class B Noteholders are paid in full;

                           (viii)   to the Issuer the remaining balance, if any.

         (e) The Indenture Trustee may fix a special record date and special payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the special payment date and the amount to be paid.

         (f) All Class A Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the

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actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A Notes shall be made in accordance with the priorities set forth in this Section 8.3.

         (g) All Class B Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B Notes shall be made pro rata among all Outstanding Class B Notes, without preference or priority of any kind.

         SECTION 8.4. Reports. On each Determination Date, the Issuer shall, or shall cause the Servicer to, provide to the Indenture Trustee (with a copy to the Rating Agencies), for the Indenture Trustee to forward to each Noteholder of record, a statement substantially in the form of Exhibit C setting forth at least the following information as to each Class of the Notes to the extent applicable:

                           (i) the Class A Monthly Principal Payable Amount and the Class B Monthly Principal Payable Amount;

                           (ii) the Monthly Interest Amount Payable for each Class of Notes;

                           (iii) the Pool Balance as of the opening of business on the first day of the Collection Period in which such Determination Date occurs;

                           (iv) the aggregate Outstanding Principal Balance and the Note Pool Factor for each Class of Notes after giving effect to payments allocated to principal reported under clause (i) above;

                           (v) the amount of the Servicing Fee paid to the Servicer with respect to the preceding Collection Period;

                           (vi) the amount of the Administration Fee paid to the Administrator in respect of the preceding Collection Period;

                           (vii) the aggregate outstanding principal balance of any Loans that become Liquidated Loans for such Collection Period;

                           (viii) the portion of the outstanding principal balance written off in respect of Loans that became Defaulted Loans; and

                           (ix) the aggregate Purchase Amounts for Loans, if any, that were repurchased or purchased in such Collection Period.

         Each amount set forth pursuant to clauses (i), (ii), (iii), (v) and
(vi) shall be expressed as a dollar amount per $1,000 of original principal balance of such Note.

         In addition, the Issuer shall, or shall cause, a copy of (i) the Servicer's certificate referred to in Section 2.7, (ii) the Officer's Certificate referred to in Section 2.8(a) or 2.8(b) and (iii) the

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report of certified public accountants referred to in Section 2.9, in each case, of the Servicing Agreement to be sent to the Rating Agencies and the Indenture Trustee. A copy of such Servicer's certificate, such Officer's Certificate and such report may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office.

         SECTION 8.5. General Provisions Regarding Accounts. (a) Funds on deposit in the Trust Accounts shall be invested or reinvested by the Issuer in Permitted Investments selected by the Issuer. All Investment Earnings on funds on deposit in the Trust Accounts shall be deemed to constitute a portion of the Available Amounts. Other than as permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Permitted Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Payment Date; provided, however, that funds on deposit in Trust Accounts may be invested in Permitted Investments of the entity serving as Indenture Trustee that may mature so that such funds will be available on the date prior to the Payment Date. Funds deposited in a Trust Account on the Transfer Date that precedes a Payment Date upon the maturity of any Permitted Investments are not required to be invested overnight.

         (b) The Issuer shall ensure that, in connection with any investment of any funds or any sale of any investment held in any of the Trust Accounts, the Lien granted to the Indenture Trustee and perfected in such Trust Account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver or cause to be delivered to the Indenture Trustee an Opinion of Counsel to such effect.

         (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Permitted Investment prior to its stated maturity.

         (d) (i) If a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, (ii) if the Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Collateral are being applied in accordance with
Section 8.3(d) as if there had not been such a declaration; then the Issuer shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in the Permitted Investments identified in clause (d) of the definition of Permitted Investments.

         SECTION 8.6. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying upon an instrument executed by the Indenture Trustee as

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provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section
6.7 have been paid, release any remaining portion of the Collateral that secured the Notes and Swap Agreements from the Lien of this Indenture.

         (c) The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section only upon receipt of an Issuer Request requesting such release accompanied by an Officers' Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 8.7. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.6(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. Supplemental Indentures Without Consent of Noteholders and Swap Counterparties. Without the consent of the Noteholders and Swap Counterparties but with prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

         (a) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee a Lien on any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

         (b) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;

         (c) to add to the covenants of the Issuer, for the benefit of the Noteholders and the Swap Counterparties, or to surrender any right or power herein conferred upon the Issuer;

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         (d)      to mortgage or pledge any property to or with the Indenture
Trustee;

         (e) to replace the Variable Funding Certificates with another form of credit enhancement; provided, the Rating Agency Condition is satisfied;

         (f) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially adversely affect the interests of the Noteholders or the Swap Counterparties;

         (g) to evidence and provide for the acceptance of the appointment hereunder by a successor or additional trustee with respect to the Notes or any class thereof and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

         (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         SECTION 9.2. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with prior written notice to the Rating Agencies and with the consent of the Noteholders evidencing not less than a majority of the Outstanding Principal Balance of the Notes, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, as evidenced by an Officer's Certificate of the Issuer delivered to the Indenture Trustee, adversely affect in any material respect the interests of a Swap Counterparty, without the consent of such Swap Counterparty affected thereby; and, provided further, that no such supplemental indenture shall, as evidenced by an Officer's Certificate of the Issuer delivered to the Indenture Trustee, adversely affect in any material respect the interests of a Noteholder, without the consent of such Noteholder affected thereby:

         (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to the payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the

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enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

         (b) reduce the percentage of the Outstanding Principal Balance, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (c) modify or alter the provisions of the proviso to the definition of "Outstanding";

         (d) reduce the percentage of the Outstanding Principal Balance required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.2;

         (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Related Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

         (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

         (g) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the Lien of this Indenture.

         It shall not be necessary for any Act of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Indenture or in any other Related Document) and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may provide.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon,

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an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes and Swap Agreements affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Swap Counterparties and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         SECTION 9.6. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

                                   ARTICLE X
                               REDEMPTION OF NOTES

         SECTION 10.1. Redemption. The Notes are subject to redemption in whole, but not in part, on or after any Payment Date on which the aggregate Pool Balance (calculated as of the end of the related Collection Period) first becomes less than 10% of the Pool Balance as of the Cut-off Date and for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price following the exercise by the Purchaser of the clean up call set forth in Section 6.1 of the Purchase and Sale Agreement. The Issuer shall furnish the Rating Agencies notice of such redemption. If such Notes are to be redeemed pursuant to this Section, the Issuer shall furnish notice of such election to the Indenture Trustee not later than 25 days prior to the Redemption Date and the Issuer shall deposit in the Note Distribution Account the Redemption Price of the Notes to be redeemed.

         SECTION 10.2. Form of Redemption Notice. Notice of redemption under
Section 10.1 shall be given by the Issuer by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Noteholder, as of the close of business on the

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Record Date preceding the applicable Redemption Date, at such Noteholder's address appearing in the Note Register.

         All notices of redemption shall state:

                           (i)      the Redemption Date;

                           (ii)     the Redemption Price;

                           (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                           (iv)     the CUSIP numbers of the Notes being
                  redeemed.

         Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.3. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption pursuant to this Article, become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any written application or request (or oral application with prompt written or telecopied confirmation) by the Issuer to the Indenture Trustee to take any action under this Indenture, other than any request that (i) the Indenture Trustee authenticate the Notes specified in such request, or (ii) the Indenture Trustee pay amounts due and payable to the Issuer hereunder to the Issuer's assignee specified in such request, the Issuer shall furnish to the Indenture
Trustee: (1) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (3) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (w) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

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                  (x)      a brief statement as to the nature and scope of the
         examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (y) a statement that, in the opinion of each such signatory, such signatory has made (or has caused to be made) such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (z) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate described in clause (i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuer of the Collateral or other property or securities to be so deposited and of all other such Collateral or other property or securities released from the Lien of this Indenture since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates required by clause (i) and this clause (ii), equals 10% or more of the Outstanding Principal Balance of the Notes, but such certificate need not be furnished with respect to any Collateral or other property or securities so deposited if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $1,000,000 or less than one percent of the then Outstanding Principal Balance of the Notes.

                           (iii) Other than with respect to property as contemplated by clause (v), whenever any Collateral or other property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the Collateral or other property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate described in clause (iii), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuer of the Collateral or other property or securities and of all other such Collateral or other property, other than property as contemplated by

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

                  clause (v), or securities released from the Lien of this Indenture since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Outstanding Principal Balance of the Notes, but such certificate need not be furnished in the case of any release of Collateral or other property or securities if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $1,000,000 or less than one percent of the then Outstanding Principal Balance of the Notes.

                           (v) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section:
                  (A) collect, liquidate, sell or otherwise dispose of Loans and Equipment as and to the extent permitted or required by the Related Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Related Documents so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing March 15, 2004, an Officers' Certificate of the Issuer stating that all such dispositions of Collateral that occurred since the execution of the previous such Officers' Certificate (or for the first such Officers' Certificate, since the Closing Date) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Related Documents.

         SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which his certificate or opinion is based is/are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller, the Servicer, the Purchaser, the Issuer or the Administrator, Managing Member, stating that the information with respect to such factual matters is in the possession of the Seller, the Servicer, the Purchaser, the Issuer or the Administrator, Managing Member, as applicable, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters is/are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

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

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Where any Person is required or permitted to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instrument(s) of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument(s) are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument(s) (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument(s). Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section. At any time the Notes of any Class are maintained on Book-Entry Notes, any reference in this Indenture to an Act of Noteholders or a Noteholder or Noteholders representing a specified portion of the Outstanding Principal Balance of the Notes or such Class of Notes shall be deemed to refer to an Act of Note Owners or a Note Owner or Note Owners holding such specified portion of the Outstanding Principal Balance of the Notes or Class, as the case may be.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Register.

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

         (d) Any request, demand, authorization, direction, notice, consent, waiver or Act by the Noteholder shall bind every Noteholder issued upon the registration of the related Note, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         (e) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Indenture Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section shall be deemed to confer upon the Indenture Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

         SECTION 11.4. Notices, etc., to the Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders, or other documents provided or permitted by this Indenture, shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

         (b) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: GE Commercial Equipment Financing LLC, Series 2003-1, in care of General Electric Capital Corporation, 44 Old Ridgebury Road, Danbury, CT 06810, Attention: Capital Markets Operations, and to GECC, as Administrator, 44 Old Ridgebury Road, Danbury, CT 06810, Attention: General Counsel, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to their respective addresses set forth in Section 8.1 of the Servicing Agreement.

         SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where notice or report to Noteholders is given by mail, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 11.5, of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture or the Notes for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee, whether so expressed or not.

         SECTION 11.8. Severability. Any provision of this Indenture or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of the Notes, as applicable, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.9. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Swap Counterparties, any other party secured hereunder and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.10. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.11. Governing Law. (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

         (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE BORROWER COLLATERAL OR ANY OTHER SECURITY FOR THE BORROWER SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION
11.4 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY

RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 11.12. Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.13. Recording of Indenture. If this Indenture is subject to recording in any public recording offices, such recording is to be effected by the Issuer and, at its expense, accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.14. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Swap Counterparties, Managing Member or the Indenture Trustee on the Notes, the Swap Agreements, or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against: (i) the Indenture Trustee or Managing Member in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, officer, director, employee or agent of: (a) the Indenture Trustee or Managing Member in their individual capacities, (b) any owner of a beneficial interest in the Issuer, Managing Member or the Indenture Trustee or (c) of any successor or assign of the Indenture Trustee or Managing Member in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and Managing Member have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.15. Communication by Noteholders with Other Noteholders. Noteholders may communicate, pursuant to TIA Section 312(b), with other Noteholders with respect to their rights under this Indenture or the Notes. The Issuer, the Indenture Trustee, the Note Registrar and all other parties shall be entitled to rely on and shall have the protection of TIA Section 312(c).

         SECTION 11.16. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance or compliance with the covenants and undertakings of the Issuer under this Indenture, the Purchase and Sale Agreement or any of the other documents referred to herein or therein. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information; provided, however, that the foregoing shall not be construed to prohibit: (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Issuer or its agents, (ii) disclosure of any and all information: (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory or self-regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee's business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an Affiliate or any officer, director, employee or shareholder thereof is subject, (D) in any preliminary or final offering circular or prospectus, registration statement or contract or other document pertaining to the transactions contemplated by this Indenture and approved in advance by the Issuer or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same; provided, that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to keep such information confidential, (iii) any other disclosure authorized by the Issuer or (iv) disclosure to the other parties to the transactions contemplated by the Related Documents.

         SECTION 11.17. Agents of Issuer. The Indenture Trustee hereby acknowledges that it has been advised that any agent of the Issuer may act on behalf of the Issuer hereunder for purposes of all consents, amendments, waivers and other actions permitted or required to be taken, delivered or performed by the Issuer, and the Indenture Trustee agrees that any such action taken by an agent on behalf of the Issuer shall satisfy the Issuer's obligations hereunder.

         SECTION 11.18. Survival of Representations and Warranties. The representations, warranties and certificate of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

         SECTION 11.19. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by the TIA, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.20. Subordination. The Issuer and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of the Issuer and does not represent an interest in any assets (other than the Collateral) of the Purchaser (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Collateral and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent the Purchaser enters into other securitization transactions, the Issuer as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interests therein) (other than the Collateral) conveyed or purported to be conveyed by the Purchaser to another securitization vehicle or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, the Issuer or any Noteholder either
(i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Purchaser or any other Person owned by the Purchaser, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Purchaser or any other Person owned by the Purchaser, then the Issuer and each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Purchaser which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the Purchaser or any other Person owned by the Purchaser), including, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.20 and the terms of this Section 11.20 may be enforced by an action for specific performance.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                       GE COMMERCIAL EQUIPMENT FINANCING
                                       LLC, SERIES 2003-1

                                       BY:  CEF EQUIPMENT HOLDING, L.L.C.,
                                       its Managing Member

                                       By:___________________________________
                                       Name:
                                       Title:

                                       JPMORGAN CHASE BANK,
                                       not in its individual capacity but solely as Indenture Trustee

                                       By:___________________________________
                                          Name:
                                          Title:

                                                                     EXHIBIT A-1
                                                                    to Indenture

                            FORM OF CLASS A [ ] NOTES

REGISTERED                                                      $____________(1)

No. R-___                                           CUSIP NO. __________________

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

              GE COMMERCIAL EQUIPMENT FINANCING LLC, SERIES 2003-1

                           [___]% CLASS A [____] NOTES

         GE COMMERCIAL EQUIPMENT FINANCING LLC, SERIES 2003-1, a limited liability company duly organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________________ DOLLARS ($___________), partially payable on each
Payment Date in an amount equal to the Class A Monthly Principal Payable Amount; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the [___________] Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of the actual number

__________________

1 Denominations of $[____] and in greater whole-dollar denominations in excess thereof.

                                      A-1-1
of days in the Interest Accrual Period and a 360 day year. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  [____________]

                                       GE COMMERCIAL EQUIPMENT FINANCING
                                       LLC, SERIES 2003-1

                                       By: CEF Equipment Holding, L.L.C.
                                       its Managing Member

                                       By:___________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                      A-1-2

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  [____________]

         [___________________], not in its individual capacity but solely as Indenture Trustee.

By:_____________________________
   Authorized Signatory

                                      A-1-3

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [____]% Class A [____] Notes (herein called the "Class A [____] Notes" or the "Notes"), all issued under an Indenture dated as of [____________] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [___________________], not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in this Indenture shall have the meanings assigned to them in or pursuant to this Indenture.

         The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in this Indenture.

         The Issuer shall pay interest on overdue installments of interest at the Class A Interest Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Managing Member in their individual capacities,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Managing Member in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Managing Member or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Managing Member in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Issuer, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                      A-1-4

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither [___________________], in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Noteholder by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Noteholder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-1-5

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________                         _______________________________ */

         Signature Guaranteed:

         ________________________________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_________________________

*/       NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                      A-1-6

                                                                     EXHIBIT A-2
                                                                    to Indenture

                              FORM OF CLASS B NOTES

REGISTERED                                                      $______________2

No. R-___                                           CUSIP NO. __________________

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

              GE COMMERCIAL EQUIPMENT FINANCING LLC, SERIES 2003-1

                              [___]% CLASS B NOTES

         GE COMMERCIAL EQUIPMENT FINANCING LLC, Series 2003-1, a limited liability company [business trust] duly organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________________________ DOLLARS ($___________), partially payable on each Payment Date in an amount equal to the Class B Monthly Principal Payable Amount for the Class B Notes; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the [____________] Payment Date and the Redemption Date, if any, pursuant to Section
10.1 of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the

__________________

2 Denominations of $[_____] and in greater whole-dollar denominations in excess thereof.

                                      A-2-1
then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of the actual number of days in the Interest Accrual Period and a 360 day year. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  [____________]

                                       GE COMMERCIAL EQUIPMENT FINANCING
                                       LLC, SERIES 2003-1

                                       By: CEF Equipment Holding, L.L.C.
                                       its Managing Member

                                       By:___________________________________
                                          Name:______________________________
                                          Title:_____________________________

                                      A-2-2

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  [____________]

                                    [___________________], not in its individual
                                    capacity but solely as Indenture Trustee

                                    By:_________________________________________
                                       Authorized Signatory

                                      A-2-3

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [___]% Class B Notes (herein called the "B Notes" or the "Notes"), all issued under an Indenture dated as of [____________] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [___________________], not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and are subordinated to the Class A Notes to the extent provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Managing Member in their individual capacities,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Managing Member in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Managing Member or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Managing Member in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Issuer, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                                      A-2-4

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither [___________________], in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Noteholder, by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Noteholder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-2-5

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________                          _______________________________ */
       Signature Guaranteed:

       ________________________________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

______________________

*/       NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                      A-2-6

                                                                       EXHIBIT B
                                                                    to Indenture

                    FORM OF SECTION 3.9 OFFICERS' CERTIFICATE

____________,                                                              _____

[_________________]
[______________________]
[______________________]

Attention:  [___________________]

         Pursuant to Section 3.9 of the Indenture, dated as of [__________] (the "Indenture"), between GE COMMERCIAL EQUIPMENT FINANCING, LLC, Series 2003-1 (the "Issuer") and JPMORGAN CHASE BANK, as Indenture Trustee, the undersigned hereby certify that:

                           (i) a review of the activities of the Issuer during the previous fiscal year and of performance under the Indenture has been made under the supervision of the undersigned; and

                           (ii) to the best knowledge of the undersigned, based on such review, the Issuer has complied with all conditions and covenants under the Indenture throughout such year. [or, if there has been a default in the compliance of any such condition or covenant, this certificate is to specify each such default known to the undersigned and the nature and status thereof]

                                       GE COMMERCIAL EQUIPMENT FINANCING
                                       LLC, SERIES 2003-1

                                       By: CEF Equipment Holding, L.L.C.
                                       its Managing Member

                                       By: _____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                                                       EXHIBIT C
                                                                    to Indenture

             Form of Noteholder's Statement Pursuant to Section 8.4

Payment Date:

AMOUNT OF PRINCIPAL BEING PAID ON NOTES:

Class A-1 Notes:           ($_______ per $1,000 original principal amount)

Class A-2 Notes:           ($_______ per $1,000 original principal amount)

Class A-3 Notes:           ($_______ per $1,000 original principal amount)

Class A-4 Notes:           ($_______ per $1,000 original principal amount)

Class B Notes:             ($_______ per $1,000 original principal amount)

AMOUNT OF INTEREST BEING PAID IN NOTES:

Class A-1 Notes:           ($_______ per $1,000 original principal amount)

Class A-2 Notes:           ($_______ per $1,000 original principal amount)

Class A-3 Notes:           ($_______ per $1,000 original principal amount)

Class A-4 Notes:           ($_______ per $1,000 original principal amount)

Class B Notes:             ($_______ per $1,000 original principal amount)

POOL BALANCE AT END OF THE PRECEDING COLLECTION PERIOD:

AFTER GIVING EFFECT TO DISTRIBUTIONS ON THIS PAYMENT DATE:

         (2)      Outstanding Principal Balance of Class A-1 Notes:

         (3)      Outstanding Principal Balance of Class A-2 Notes:

         (4)      Outstanding Principal Balance of Class A-3 Notes:

         (5)      Outstanding Principal Balance of Class A-4 Notes:

         (6)      Outstanding Principal Balance of Class B Notes:

         (7)      Class A-1 Note Pool Factor:

         (8)      Class A-2 Note Pool Factor:

         (9)      Class A-3 Note Pool Factor:

         (10)     Class A-4 Note Pool Factor:

         (11)     Class B Note Pool Factor:

(ii)     Amount of Servicing Fee:           ($_______ per $1,000 original
                                            principal amount)

(iii)    Amount of Servicer Advances:       ($_______ per $1,000 original
                                            principal amount)

(iv)     Amount of Administration Fee:      ($_______ per $1,000 original
                                            principal amount)

(v) Aggregate amount of outstanding principal balance of Loans that become Liquidated Loans for the Collection Period:

(vi) Aggregate amount of the portion of the outstanding principal balance of Loans written off in respect of Loans that became Defaulted Loans for such Collection Period:

(vii)    Aggregate Purchase Amounts for the Collection Period:

(x)      [______________________]

Attention: [________________________]

                                   SCHEDULE 1
                                  to Indenture

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Indenture, to induce the Indenture Trustee to enter into the Indenture, the Issuer hereby represents, warrants, and covenants to Indenture Trustee on behalf of the Noteholders as to itself as follows, on the Closing Date:

                                     General

         1. The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

         2. The Loans constitute "accounts," "general intangibles," "instruments," or "tangible chattel paper," within the meaning of the UCC as in effect in the State of New York.

         3. The Issuer has taken all steps necessary to perfect its security interest against the Purchaser in the property securing the Loans that constitute chattel paper.

                                    Creation

         4. The Issuer owns and has good and marketable title to the Loans free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

                                   Perfection

         5. The Issuer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Loans from Purchaser to the Issuer, and the security interest in the Loans granted to the Indenture Trustee hereunder and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.".

         6. With respect to Loans that constitute an instrument or tangible chattel paper, either:

                  (a) Such instruments or tangible chattel paper are in the possession of a custodian and the Indenture Trustee has received a written acknowledgment from the custodian that the custodian is holding such instruments or tangible chattel paper to effect the Indenture Trustee's security interest therein; or

                  (b) A custodian received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from such custodian that such custodian is acting to effect the Indenture Trustee's security interest therein.

         7. With respect to the Trust Accounts and all subaccounts that constitute deposit accounts the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in the Trust Accounts without further consent by the Issuer.

                                    Priority

         8. Other than the transfer of the Loans to the Issuer under the Purchase and Sale Agreement and the security interest granted to the Indenture Trustee pursuant to the Indenture, neither the Issuer nor the Purchaser has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans or the Trust Accounts or any subaccount thereof. Neither the Issuer nor the Purchaser has authorized the filing of, or is aware of any financing statements against the Issuer or the Purchaser that include a description of collateral covering the Loans or the Trust Accounts or any subaccount thereof other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

         9. Survival of Perfection Representations. Notwithstanding any other provision of the Indenture or any other Related Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect until such time as all Notes under the Indenture have been finally and fully paid and performed.

         10. No Waiver. The parties to the Indenture: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and
(iii) shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

         11. Issuer to Maintain Perfection and Priority. The Issuer covenants that, in order to evidence the interests of the Issuer and the Indenture Trustee under this Agreement, the Issuer shall or shall cause the Servicer to, take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee's security interest in the Collateral. The Issuer shall cause the Servicer to, from time to time and within the time limits established by law, prepare and present to the Indenture Trustee for the Indenture Trustee to authorize (based in reliance on the Opinion

                                   Schedule 1
of Counsel hereinafter provided for) the Servicer to file all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Collateral as a first-priority interest (each a "Filing"). The Issuer shall cause the Servicer to, present each such Filing to the Indenture Trustee together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Indenture Trustee pursuant to the Granting Clause of this Indenture, (ii) satisfies all requirements and conditions to such Filing in this Indenture and (iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Issuer's signature authorizing the Servicer to effect such Filing under the Uniform Commercial Code without the signature of the Issuer where allowed by applicable law.

                                   Schedule 1

                                        3